File No. 333-95851

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.	☒ Post-Effective Amendment No. 1

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 4
(Check appropriate box or boxes.)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
(Exact Name of Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Name of Depositor)

1295 State Street, Springfield, Massachusetts
01111
(Address of Depositor’s Principal Executive Offices)
(Zip Code)

Depositor’s Telephone Number, including Area Code (413) 744-8411

Name and Address of Agent for Service

Stephen R. Bosworth
Vice President and Associate General Counsel
Massachusetts Mutual Life Insurance Company
1295 State Street
Springfield, Massachusetts—01111

          Approximate Date of Proposed Public Offering:    Continuous

          It is proposed that this filing will become effective

          ☐    immediately upon filing pursuant to paragraph (b) of Rule 485

          ☒    on May 1, 2001 pursuant to paragraph (b) of Rule 485

          ☐    60 days after filing pursuant to paragraph (a) of Rule 485

          ☐    on (date) pursuant to paragraph (a) of the Rule 485

          If appropriate, check the following box:

          ☐    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CROSS REFERENCE TO ITEMS
REQUIRED BY FORM N-4

N-4 Item	Caption in Prospectus
1	Cover Page

2	Definitions

3	Table of Fees and Expenses

4	(Not applicable)

5	The Company; Investment Choices

6	Expenses; Distribution

7	Ownership; Purchasing a Certificate; Voting Rights; Reservation of Rights; Right to Take Loans; Certificate Value; Cover Page

8	The Income Phase

9	Death Benefit

10	Certificate Value; Distributors

11	Highlights; Withdrawals

12	Taxes

13	Legal Proceedings

14	Additional Information

Caption in the Statement of Additional Information
15	Cover Page

16	Table of Contents

17	Company

18	Experts; Distribution

19	Purchase of Securities Being Offered

20	Distribution

21	Performance Measures

22	Annuity Payments

23	Financial Statements

PART A

INFORMATION REQUIRED IN A PROSPECTUS
Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

Individual Certificates Issued Under a Deferred Group Variable Annuity
This prospectus describes the individual certificates issued under a deferred group variable annuity certificate offered by Massachusetts Mutual Life Insurance Company. The certificate provides for accumulation of certificate value and annuity payments on a fixed and variable basis.

You, the participant, have a number of investment choices in this certificate. These investment choices include one fixed account option as well as the following thirty-eight funds which are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4.

American Century Variable Portfolios, Inc.
•	American Century VP Income & Growth Fund
•	American Century VP Value Fund

Calvert Variable Series, Inc.
•	Calvert Social Balanced Portfolio

Deutsche Asset Management VIT Funds
•	Deutsche VIT EAFE® Equity Index Fund
•	Deutsche VIT Small Cap Index Fund

Fidelity® Variable Insurance Products Fund
•	VIP Growth Portfolio—Service Class

Fidelity® Variable Insurance Products Fund II
•	VIP II Contrafund® Portfolio—Initial Class

Fidelity® Variable Insurance Products Fund III
•	VIP III Growth Opportunities Portfolio—Service Class

Franklin Templeton Variable Insurance Products Trust
•	Templeton International Securities Fund—Class 2 Shares

INVESCO Variable Investment Funds, Inc.
•	INVESCO VIF—Financial Services Fund
•	INVESCO VIF—Health Sciences Fund
•	INVESCO VIF—Technology Fund

Janus Aspen Series
•	Janus Aspen Balanced Portfolio
•	Janus Aspen Capital Appreciation Portfolio
•	Janus Aspen Worldwide Growth Portfolio

MFS® Variable Insurance Trust  SM
•	MFS® Investors Trust Series

MML Series Investment Fund
•	MML Blend Fund
•	MML Emerging Growth Fund
•	MML Equity Fund
•	MML Equity Index Fund—Class I Shares
•	MML Growth Equity Fund
•	MML Large Cap Value Fund
•	MML Managed Bond Fund
•	MML OTC 100 Fund
•	MML Small Cap Growth Equity Fund
•	MML Small Cap Value Equity Fund

Oppenheimer Variable Account Funds
•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street® Growth & Income Fund/VA
•	Oppenheimer Money Fund/VA
•	Oppenheimer Multiple Strategies Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.
•	Oppenheimer International Growth Fund/VA
•	Panorama Growth Portfolio
•	Panorama Total Return Portfolio

T. Rowe Price Equity Series, Inc.
•	T. Rowe Price Mid-Cap Growth Portfolio

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the certificate.

To learn more about the certificate, you can obtain a copy of the Statement of Additional Information (SAI), dated May 1, 2001. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 40 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to: Annuity Service Center Hub, P.O. Box 9067, Springfield, Massachusetts 01102-9067.

The certificates:
•	are not bank deposits.
•	are not federally insured.
•	are not endorsed by any bank or governmental agency.
•	are not guaranteed and may be subject to loss of principal.

The SEC has not approved these certificates or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

May 1, 2001.

Table Of Contents
Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the certificate, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.
Page

Accumulation Phase	16

Accumulation Unit	25

Annuitant	17

Annuity Date	32

Annuity Options	33

Annuity Payments	32

Annuity Service Center	1

Annuity Unit Value	32

Certificate	16

Contract Owner	17

Free Withdrawals	31

Income Phase	32

Participant	17

Purchase Payment	18

Qualified Certificate	35

Separate Account	19

Tax Deferral	16

Tax-Sheltered Annuity	16

Index of Special Terms
Highlights
This prospectus describes the general provisions of the certificate. You may review a copy of the certificate upon request.

Free Look

You have a right to examine your certificate. If you change your mind about owning your certificate, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the certificate within this time period, we will not assess a sales charge. You will receive your certificate value as of the business day we receive your certificate and your written request at our Annuity Service Center.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of the certificate value. The amount of the contingent deferred sales charge depends on the length of time between when we issued your certificate and when you make a withdrawal. The contingent deferred sales charge ranges from 8% to 0%.

Federal Income Tax Penalty

If you withdraw any of the contract value from your qualified certificate, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1 /2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code (Code);

•
paid in a series of substantially equal payments made annually or more frequently, or for the joint life expectancies of you and your designated beneficiary (for a tax-qualified plan other than an individual retirement annuity, this exception applies when the series of payments begins after separation from service);

•	which are made on account of an IRS levy made on a qualified retirement plan or IRA; or

•	paid to the extent that the amount paid does not exceed the allowable deduction under Section 213 of the Code for amounts paid during the taxable year for medical care.

In addition, the following withdrawal amounts from a tax-qualified plan other than an individual retirement annuity may be exempt from the penalty tax:

•	amounts paid to you after separation from service after you reach age 55; or

•	amounts paid to an alternate payee pursuant to a qualified domestic relations order.

The following withdrawal amounts from an individual retirement annuity may also be exempt from the penalty tax:

•
amounts paid for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for you and your dependents if you have received unemployment compensation for at least 12 weeks (this exception does not apply after you have been re-employed for at least 60 days);

•	amounts paid to the extent such amounts do not exceed your qualified higher education expenses (as defined in Section 72(t)(7) of the Code) for the taxable year; or

•	amounts which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code).

Highlights

Table Of Fees And Expenses

Participant Transaction
Expenses	Current	Maximum

Transfer Fee:	None	The lesser of $20 or 2% of the amount transferred.

Loan Origination Fee:	None	$35

Sales Load on Purchases:	None	None

Contingent Deferred Sales Charge
(as a percentage of amount withdrawn):

Certificate Year	1	2	3	4	5	6	7	8	9	10 and later

Percentage	8%	8%	7%	6%	5%	4%	3%	2%	1%	0%

Annual Certificate Maintenance Charge:	$0	$60

Separate Account Annual Expenses
(as a percentage of the average account value)

Mortality and Expense Risk Charge:	1.03%	1.25%

Administrative Charge:	0.15%	0.25%

Total Separate Account Annual Expenses:	1.18%	1.50%
Table Of Fees And Expenses

Annual Fund Expenses
(as a percentage of average net assets as of December 31, 2000)

	Management Fees After Expense Reimbursements	Other Expenses After Expense Reimbursements	12b-1 Fees	Total Operating Expenses After Expense Reimbursements

American Century VP Income & Growth Fund	0.70%	0.00%	—	0.70%
American Century VP Value Fund	1.00%	0.00%	—	1.00%
Calvert Social Balanced Portfolio	0.70%	0.16%	—	0.86%	[4]
Deutsche VIT EAFE® Equity Index Fund	0.45%	0.20%	—	0.65%	[5]
Deutsche VIT Small Cap Index Fund	0.35%	0.10%	—	0.45%	[5]
Fidelity® VIP Growth Portfolio – Service Class	0.57%	0.09%	0.10%	0.76%	[6]
Fidelity® VIP II Contrafund® Portfolio – Initial Class	0.57%	0.09%	—	0.66%	[6]
Fidelity® VIP III Growth Opportunities Portfolio – Service Class	0.58%	0.11%	0.10%	0.79%	[6]
INVESCO VIF—Financial Services Fund	0.75%	0.34%	—	1.09%	[7]
INVESCO VIF—Health Sciences Fund	0.75%	0.32%	—	1.07%	[7]
INVESCO VIF—Technology Fund	0.72%	0.30%	—	1.02%	[7]
Janus Aspen Balanced Portfolio	0.65%	0.01%	—	0.66%	[8]
Janus Aspen Capital Appreciation Portfolio	0.65%	0.02%	—	0.67%	[8]
Janus Aspen Worldwide Growth Portfolio	0.65%	0.04%	—	0.69%	[8]
MFS® Investors Trust Series [9]	0.75%	0.11%	—	0.86%	[1]
MML Blend Fund	0.37%	0.02%	—	0.39%	[2]
MML Emerging Growth Fund	1.05%	0.11%	—	1.16%	[2]
MML Equity Fund	0.37%	0.03%	—	0.40%	[2]
MML Equity Index Fund – Class I Shares	0.22%	0.23%	—	0.45%
MML Growth Equity Fund	0.80%	0.11%	—	0.91%	[2]
MML Large Cap Value Fund	0.80%	0.11%	—	0.91%	[2]
MML Managed Bond Fund	0.47%	0.02%	—	0.49%	[2]
MML OTC 100 Fund	0.45%	0.11%	—	0.56%	[2]
MML Small Cap Growth Equity Fund	1.08%	0.11%	—	1.19%	[2]
MML Small Cap Value Equity Fund	0.65%	0.11%	—	0.76%	[2]
Oppenheimer Aggressive Growth Fund/VA	0.62%	0.02%	—	0.64%
Oppenheimer Capital Appreciation Fund/VA	0.64%	0.03%	—	0.67%
Oppenheimer Global Securities Fund/VA	0.64%	0.04%	—	0.68%
Oppenheimer High Income Fund/VA	0.74%	0.05%	—	0.79%
Oppenheimer International Growth Fund/VA	1.00%	0.17%	—	1.17%

Table Of Fees And Expenses

	Management Fees After Expense Reimbursements	Other Expenses After Expense Reimbursements	12b-1 Fees	Total Operating Expenses After Expense Reimbursements

Oppenheimer Main Street® Growth & Income Fund/VA	0.70%	0.03%	—	0.73%

Oppenheimer Money Fund/VA	0.45%	0.06%	—	0.51%
Oppenheimer Multiple Strategies Fund/VA	0.72%	0.04%	—	0.76%
Oppenheimer Strategic Bond Fund/VA	0.74%	0.05%	—	0.79%
Panorama Growth Portfolio	0.57%	0.02%	—	0.59%
Panorama Total Return Portfolio	0.58%	0.03%	—	0.61%
Templeton International Securities Fund – Class 2 Shares	0.67%	0.20%	0.25%[3]	1.12%
T. Rowe Price Mid-Cap Growth Portfolio	0.85%	0.00%	—	0.85%

1 The MFS® Investors Trust Series has an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS® Investors Trust Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The other expenses for the MFS® Investors Trust Series take into account these expense reductions, and are therefore lower than the actual expenses of the series. Had these fee reductions not been taken into account, total operating expenses for the MFS® Investors Trust Series would be equal to 0.87%.

2 We agreed to bear expenses of these Funds, (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the Funds through April 30, 2002. The expenses shown for the MML Small Cap Value Equity Fund, MML Growth Equity Fund, MML Small Cap Growth Equity Fund, MML OTC 100 Fund, MML Emerging Growth Fund and MML Large Cap Value Fund include this reimbursement. If not included, the other expenses for these Funds in 2001 are estimated to be 0.15% for the MML Small Cap Value Equity Fund, 0.28% for the MML Growth Equity Fund, 0.18% for the MML Small Cap Growth Equity Fund, 0.43% for the MML OTC 100 Fund, 0.51% for the MML Emerging Growth Fund, and 0.27% for the MML Large Cap Value Fund. We do not expect to reimburse any expenses of the MML Equity Fund, the MML Managed Bond Fund, and the MML Blend Fund in 2001.

3 The Fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the Fund’s prospectus.

4 Other expenses reflect a credit received for credits earned on the Portfolio’s cash on deposit with the custodian. Without this credit, total operating expenses would have been 0.88% for this Portfolio.

5 Deutsche Asset Management, Inc, has voluntarily agreed to waive the fees and to reimburse the Fund for certain expenses so that total operating expenses will not exceed the current expense caps of 0.45% for the Deutsche VIT Small Cap Index Fund and 0.65% for the Deutsche VIT EAFE® Equity Index Fund. Without such waivers and reimbursements, the total operating expenses for the Deutsche VIT Small Cap Index Fund and the Deutsche VIT EAFE® Equity Index Fund would have been 0.69% and 0.92%, respectively.

6 A portion of the brokerage commissions that the VIP Growth Portfolio, the VIP II Contrafund Portfolio and the VIP III Growth Opportunities Portfolio pay was used to reduce the other expenses for the Portfolios. In addition, these Portfolios have entered into arrangements with their custodian, whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Including these reductions, the other expenses for the VIP Growth Portfolio would have been 0.07%, decreasing the VIP Growth Portfolio’s total operating expenses to 0.74%; the other expenses for the VIP II Contrafund Portfolio would have been 0.06%, decreasing the VIP II Contrafund Portfolio’s total operating expenses to 0.63%; and the other expenses for the VIP III Growth Opportunities Portfolio were 0.08%, decreasing the VIP III Growth Opportunities Portfolio’s total operating expenses to 0.76%.

7 Certain expenses of the INVESCO VIF—Financial Services Fund, INVESCO VIF—Health Sciences Fund and INVESCO VIF—Technology Fund are being absorbed voluntarily by INVESCO pursuant to a commitment to the Funds. These commitments may be changed at any time following consultation with the board of directors. After absorption, but excluding any expense offset arrangements, each Fund’s other expenses and total operating expenses for the year ended December 31, 2000 would have been increased by only a nominal, nonmaterial amount.

8 Expenses are based upon expenses for the fiscal year ended December 31, 2000, restated to reflect a reduction in the management fee. All expenses are shown without the effect of expense offset arrangements.

9 Prior to May 1, 2001, this Fund was called MFS® Growth With Income Series.

(See the fund prospectuses for more information.)
Table Of Fees And Expenses

Examples Assuming Current Expenses Apply

The following examples are designed to help you understand the expenses in the certificate. The examples show the cumulative current expenses you would pay assuming you invested $1,000 in a certificate and allocated all of it to a fund which earned 5% each year. The examples assume that the current fund expense waivers are in place for all of the time periods shown. In the first example it is assumed that you withdrew all of your money at the end of years 1, 3, 5 or 10.

Sub-Account	1	3	5	10

American Century VP Income & Growth	$94	$128	$154	$220

American Century VP Value	96	137	169	251

Calvert Social Balanced	95	133	162	237

Deutsche VIT EAFE® Equity Index	93	127	152	215

Deutsche VIT Small Cap Index	91	121	142	193

Fidelity’s VIP Growth	94	130	157	226

Fidelity’s VIP II Contrafund®	93	127	152	216

Fidelity’s VIP III Growth Opportunities	94	131	159	230

INVESCO VIF - Financial Services	97	139	173	261

INVESCO VIF - Health Sciences	97	139	172	258

INVESCO VIF - Technology	97	137	170	253

Janus Aspen Balanced	93	127	152	216

Janus Aspen Capital Appreciation	93	128	153	217

Janus Aspen Worldwide Growth	93	128	154	219

MFS® Investors Trust*	95	133	162	237

MML Blend	91	120	139	187

MML Emerging Growth	98	141	176	268

MML Equity	91	120	139	188

MML Equity Index	91	121	142	193

MML Growth Equity	96	134	164	242

MML Large Cap Value	96	134	164	242

MML Managed Bond	92	122	144	198

MML OTC 100	92	124	147	205

MML Small Cap Growth Equity	98	142	178	271

MML Small Cap Value Equity	94	130	157	226

Oppenheimer Aggressive Growth	93	127	151	214

Oppenheimer Capital Appreciation	93	128	153	217

Oppenheimer Global Securities	93	128	153	218

Oppenheimer High Income	94	131	159	230

Oppenheimer International Growth	98	142	177	269

Table Of Fees And Expenses

Sub-Account	1	3	5	10

Oppenheimer Main Street® Growth & Income	$94	$129	$156	$223

Oppenheimer Money	92	123	145	200

Oppenheimer Multiple Strategies	94	130	157	226

Oppenheimer Strategic Bond	94	131	159	230

Panorama Growth	93	125	149	208

Panorama Total Return	93	126	150	211

T. Rowe Price Mid-Cap Growth	95	133	162	236

Templeton International Securities	97	140	175	264

Table Of Fees And Expenses

This second example assumes 1) that you did not make a withdrawal or 2) that you decided to begin the income phase at the end of each year shown. (The income phase is not available until the end of the 5th certificate year.)

Sub-Account	Year	1	3	5	10

American Century VP Income & Growth		$19	$59	$102	$220

American Century VP Value		22	68	117	251

Calvert Social Balanced		21	64	110	237

Deutsche VIT EAFE® Equity Index		19	58	99	215

Deutsche VIT Small Cap Index		17	51	89	193

Fidelity’s VIP Growth		20	61	105	226

Fidelity’s VIP II Contrafund®		19	58	100	216

Fidelity’s VIP III Growth Opportunities		20	62	106	230

INVESCO VIF—Financial		23	71	122	261

INVESCO VIF—Health Sciences		23	70	120	258

INVESCO VIF—Technology		22	69	118	253

Janus Aspen Balanced		19	58	100	216

Janus Aspen Capital Appreciation		19	58	100	217

Janus Aspen Worldwide Growth		19	59	101	219

MFS® Investors Trust*		21	64	110	237

MML Blend		16	50	86	187

MML Emerging Growth		24	73	125	268

MML Equity		16	50	86	188

MML Equity Index		17	51	89	193

MML Growth Equity		21	65	112	242

MML Large Cap Value		21	65	112	242

MML Managed Bond		17	53	91	198

MML OTC 100		18	55	94	205

MML Small Cap Growth Equity		24	74	127	271

MML Small Cap Value Equity		20	61	105	226

Oppenheimer Aggressive Growth		18	57	99	214

Oppenheimer Capital Appreciation		19	58	100	217

Oppenheimer Global Securities		19	58	101	218

Oppenheimer High Income		20	62	106	230

Oppenheimer International Growth		24	73	126	269

Oppenheimer Main Street® Growth & Income		19	60	103	223

Oppenheimer Money		17	53	92	200

Oppenheimer Multiple Strategies		20	61	105	226

Oppenheimer Strategic Bond		20	62	106	230

Table Of Fees And Expenses

Sub-Account	Year	1	3	5	10

Panorama Growth		$18	$56	$96	$208

Panorama Total Return		18	56	97	211

T. Rowe Price Mid-Cap Growth		21	64	109	236

Templeton International Securities		23	72	123	264

Table Of Fees And Expenses

Examples Assuming Maximum Expenses Apply

The following examples are designed to help you understand the expenses in the certificate. The examples show the cumulative maximum expenses you would pay assuming you invested $1,000 in a certificate and allocated all of it to a fund which earned 5% each year. The examples assume that the current fund expense waivers are in place for all of the time periods shown. In the first example it is assumed that you withdrew all of your money at the end of years 1, 3, 5 or 10.

Sub-Account	Year	1	3	5	10

American Century VP Income & Growth		$103	$156	$202	$321

American Century VP Value		106	165	216	349

Calvert Social Balanced		104	161	209	336

Deutsche VIT EAFE® Equity Index		102	155	200	316

Deutsche VIT Small Cap Index		101	150	190	297

Fidelity’s VIP Growth		103	158	205	326

Fidelity’s VIP II Contrafund®		102	155	200	317

Fidelity’s VIP III Growth Opportunities		104	159	206	329

INVESCO VIF - Financial Services		106	167	220	357

INVESCO VIF - Health Sciences		106	167	219	355

INVESCO VIF - Technology		106	165	217	350

Janus Aspen Balanced		102	155	200	317

Janus Aspen Capital Appreciation		103	156	201	318

Janus Aspen Worldwide Growth		103	156	202	320

MFS® Investors Trust*		104	161	209	336

MML Blend		100	148	187	291

MML Emerging Growth		107	169	223	363

MML Equity		100	148	188	292

MML Equity Index		101	150	190	297

MML Growth Equity		105	162	212	340

MML Large Cap Value		105	162	212	340

MML Managed Bond		101	151	192	300

MML OTC 100		102	153	195	307

MML Small Cap Growth Equity		107	170	224	366

MML Small Cap Value Equity		103	158	205	326

Oppenheimer Aggressive Growth		102	155	199	315

Oppenheimer Capital Appreciation		103	156	201	318

Oppenheimer Global Securities		103	156	201	319

Oppenheimer High Income		104	159	206	329

Oppenheimer International Growth		107	169	224	364

Oppenheimer Main Street® Growth & Income		103	157	203	323

Table Of Fees And Expenses

Sub-Account	Year	1	3	5	10

Oppenheimer Money		$101	$151	$193	$302

Oppenheimer Multiple Strategies		103	158	205	326

Oppenheimer Strategic Bond		104	159	206	329

Panorama Growth		102	153	197	310

Panorama Total Return		102	154	198	312

T. Rowe Price Mid-Cap Growth		104	161	209	335

Templeton International Securities		107	168	221	360

Table Of Fees And Expenses

This second example assumes 1) that you did not make a withdrawal or 2) that you decided to begin the income phase at the end of each year shown. (The income phase is not available until the end of the 5th certificate year.)

Sub-Account	Year	1	3	5	10

American Century VP Income & Growth		$29	$89	$152	$321

American Century VP Value		32	98	166	349

Calvert Social Balanced		31	94	160	336

Deutsche VIT EAFE® Equity Index		29	88	149	316

Deutsche VIT Small Cap Index		27	82	140	297

Fidelity’s VIP Growth		30	91	155	326

Fidelity’s VIP II Contrafund®		29	88	150	317

Fidelity’s VIP III Growth Opportunities		30	92	156	329

INVESCO VIF—Financial		33	101	171	357

INVESCO VIF—Health Sciences		33	100	170	355

INVESCO VIF—Technology		32	99	167	350

Janus Aspen Balanced		29	88	150	317

Janus Aspen Capital Appreciation		29	88	150	318

Janus Aspen Worldwide Growth		29	89	151	320

MFS® Investors Trust*		31	94	160	336

MML Blend		26	80	137	291

MML Emerging Growth		34	103	174	363

MML Equity		26	80	137	292

MML Equity Index		27	82	140	297

MML Growth Equity		31	95	162	340

MML Large Cap Value		31	95	162	340

MML Managed Bond		27	83	142	300

MML OTC 100		28	85	145	307

MML Small Cap Growth Equity		34	104	176	366

MML Small Cap Value Equity		30	91	155	326

Oppenheimer Aggressive Growth		29	87	149	315

Oppenheimer Capital Appreciation		29	88	150	318

Oppenheimer Global Securities		29	89	151	319

Oppenheimer High Income		30	92	156	329

Oppenheimer International Growth		34	103	175	364

Oppenheimer Main Street® Growth & Income		29	90	153	323

Oppenheimer Money		27	84	143	302

Oppenheimer Multiple Strategies		30	91	155	326

Oppenheimer Strategic Bond		30	92	156	329

Table Of Fees And Expenses

Sub-Account	Year	1	3	5	10

Panorama Growth		28	86	147	310

Panorama Total Return		28	87	148	312

T. Rowe Price Mid-Cap Growth		31	94	159	335

Templeton International Securities		33	102	172	360

*Prior to May 1, 2001, this Sub-Account was called MFS® Growth With Income Sub-Account.

The purpose of the Table of Fees and Expenses is to assist you in understanding the various costs and expenses that you will incur. The table reflects expenses of the separate account and the funds.

The examples assuming that maximum expenses apply, reflect the $60 annual contract-maintenance charge as an annual charge of 0.68%. This charge is based on an anticipated average contract value of $8,800. The examples assuming that current expenses apply, do not reflect assessment of the annual contract-maintenance charge.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.
Table Of Fees And Expenses

The Company

Massachusetts Mutual Life Insurance Company (MassMutual) is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had consolidated statutory assets in excess of $73 billion and estimated total assets under management of $213.1 billion as of December 31, 2000.

Individual Certificate Issued under a Group Deferred Variable Annuity Contract

General Overview

The annuity certificate is an ownership interest issued by us, MassMutual, to you, the participant, under the group deferred variable annuity contract. This annuity certificate is a contract between the participant and MassMutual. The certificate is intended for retirement savings or other long-term investment purposes. The certificate is designed primarily for use in annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Internal Revenue Code. These plans are sometimes called “tax-sheltered annuities” or “TSAs”.

In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate that is at least 5 years in the future. The certificate, like all deferred annuity certificates, has two phases—the accumulation phase and the income phase. Your certificate is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase we provide a death benefit. Once you begin receiving annuity payments, your certificate enters the income phase.

You are not taxed on certificate earnings until you take money from your certificate. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans such as TSAs. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The certificate is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include thirty-eight funds and one fixed account. The amount of money you are able to accumulate in your certificate during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

The Company/General Overview

Ownership

Contract Owner

The contract owner is the person or non-natural person who maintains the ownership rights stated in the contract that are not delegated to the participants. The owner of the contract is usually an employer, trustee or other sponsor of a group that is comprised of participants. If the contract is purchased as part of an employee benefit plan, the plan may govern which ownership rights are maintained by the contract owner and which are delegated to participants.

Participant

The participant is named at time of application. The participant must be an individual. We will not issue a certificate to you if you have passed your 85th birthday as of the date we proposed to issue the certificate.

As the participant, you exercise all rights under the certificate. The participant names the beneficiary.

For participants in certificates issued under an ERISA plan, your rights in this certificate may be subject to plan documents.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. However, in order for the certificate to qualify as a tax-sheltered annuity or an individual retirement annuity, you must be named as participant and annuitant.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application.

If you are married and your certificate is issued under an ERISA plan, your ability to name a primary beneficiary other than your spouse is restricted.
Ownership Of Certificate

Purchasing a Certificate

Purchase Payments

The minimum amount we accept for an initial purchase payment is:

•	$600 divided by the number of installments (not more than 12) which you expect to be made each year for a certificate purchased with salary reduction payments or

•	$2,000 for a certificate purchased through a direct asset transfer from another financial institution or one of our affiliates or through non-salary reduction payments.

Additional purchase payments may be made to this certificate. However, additional purchase payments of less than $50 are subject to our approval.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the certificate. The maximum amount is:

•	$1 million up to age 75 1 /2; or

•	$500,000 if older than age 75 1 /2.

You may give your complete application to your registered representative. Purchase payments may be made:

•	by mailing a check that clearly indicates your name and certificate number to our lockbox:

          MassMutual-Artistry NY
          P.O. Box 74652
          Chicago, IL 60675-4652

•	by instructing your bank to wire transfer funds to:

Chase Manhattan Bank,
New York, New York
ABA #021000021
MassMutual Account 323131921
Ref: VA Income Certificate #
Name: (Your Name)

We have the right to reject any application or purchase payment.

Allocation of Purchase Payments

When you purchase your certificate, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you tell us otherwise. Unless we are instructed otherwise, we will apply purchase payments made by your employer in accordance with your purchase payment allocation instructions in effect at the time we receive your employer’s purchase payment.

Currently, there is no limit to the number of investment choices that you may invest in at any one time. However, we reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed account) at any one time in the event administrative burdens require such a limitation.

Once we receive your purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your certificate and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will contact you to get it. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

If additional purchase payments are made to your certificate, we will credit these amounts to your certificate on the business day we receive them at our Annuity Service Center or lockbox as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your certificate effective the next business day.

Purchasing a Certificate

Investment Choices

The Separate Account

We established a separate account, Massachusetts Mutual Variable Annuity Separate Account 4 (separate account), to hold the assets that underlie the certificates. Our Board of Directors adopted a resolution to establish the separate account under Massachusetts insurance law on July 9, 1997. We have registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

MassMutual owns the assets of the separate account. However, those separate account assets equal to the reserves and other certificate liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the certificates and not against any other certificates we may issue.

MassMutual has established a segment of the separate account for the certificates. We currently divide the separate account into 38 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

Currently, there is no limit to the number of investment choices that you may invest in at any one time. However, we reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed account) at any one time in the event administrative burdens require such a limitation.

The Funds

Subject to state availability, the contract offers 38 funds which are listed below. Additional funds may be added in the future.

American Century Variable Portfolios, Inc.

American Century Variable Portfolios, Inc. (“American Century VP”) is a diversified, open- end, management investment company. American Century Investment Management, Inc. (“American Century”) is the investment manager of American Century VP. American Century’s address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

American Century VP Income & Growth Fund.  American Century VP Income & Growth Fund seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected return.

American Century VP Value Fund.  American Century VP Value Fund seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

Calvert Variable Series, Inc.

Calvert Variable Series, Inc. is a management investment company consisting of separate portfolios of investments. Calvert Asset Management Company, Inc. (“CAMCO”) is the investment adviser to Calvert Variable Series, Inc. CAMCO is located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland, 20814. CAMCO has retained NCM Capital Management Group, Inc. to serve as sub-adviser to the Calvert Social Balanced Portfolio.

Calvert Social Balanced Portfolio.  The Calvert Social Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity, and which satisfy the Portfolio’s investment and social criteria.

Deutsche Asset Management VIT Funds

Deutsche Asset Management VIT Funds (“Deutsche VIT Funds”) was organized as a Massachusetts business trust in 1996.

Investment Choices
Deutsche Asset Management, Inc. (“DAMI”) serves as the investment adviser to Deutsche VIT Funds. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as advisor to these funds. DAMI is located at 130 Liberty Street, New York, NY 10006.

Deutsche VIT EAFE® Equity Index Fund.   The Deutsche VIT EAFE® Equity Index Fund seeks to match, as closely as possible, before expenses, the risk and return characteristics of the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE®) Index (“EAFE® Index”) 1 . The Fund will invest primarily in stocks of companies that comprise the EAFE® Index, in approximately the same weightings as the EAFE® Index.

1 The MSCI EAFE® Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service of Morgan Stanley and has been licensed for use by DAMI.

Deutsche VIT Small Cap Index Fund.  The Deutsche VIT Small Cap Index Fund seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Small Stock Index 1 , which emphasizes stocks of small U.S. companies.

1 Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell Indexes which have been licensed for use by DAMI.

Fidelity® Variable Insurance Products Fund

Fidelity® Variable Insurance Products Fund (“VIP”) is an open-end, management investment company.

Fidelity Management & Research Company (“FMR”) is the investment adviser to the Fidelity® VIP Growth Portfolio. FMR is the management arm of Fidelity Investments®. Fidelity Investments® has its principal place of business at 82 Devonshire Street, Boston, MA 02109.

Beginning January 1, 2001, FMR Co., Inc. (“FMRC”) serves as sub-advisor for the Fund. FMRC is a wholly owned subsidiary of FMR.

Fidelity® VIP Growth Portfolio – Service Class.  Fidelity® VIP Growth Portfolio seeks to achieve capital appreciation. It invests primarily in common stocks of domestic and foreign companies believed to have above-average growth potential.

Fidelity® Variable Insurance Products Fund II

Fidelity® Variable Insurance Products Fund II (“VIP II”) is an open-end management investment company.

Fidelity Management & Research Company (“FMR”) is the investment adviser to Fidelity® VIP II Contrafund® Portfolio.

Beginning January 1, 2001, FMR Co., Inc. (“FMRC”) serves as sub-advisor for the Fund. FMRC is a wholly owned subsidiary of FMR.

Fidelity® VIP II Contrafund® Portfolio – Initial Class.  Fidelity® VIP II Contrafund® Portfolio seeks long term capital appreciation. It invests primarily in stocks of domestic and foreign companies whose value FMR believes is not fully recognized by the public.

Fidelity® Variable Insurance Products Fund III

Fidelity® Variable Insurance Products Fund III (“VIP III”) is an open-end, management investment company.

FMR is the investment adviser to Fidelity® VIP III Growth Opportunities Portfolio.

Beginning January 1, 2001, FMR Co., Inc. (“FMRC”) serves as sub-advisor for the Fund. FMRC is a wholly owned subsidiary of FMR.

Fidelity® VIP III Growth Opportunities Portfolio – Service Class.  Fidelity® VIP III Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks of domestic and foreign companies.

Franklin Templeton Variable Insurance Products Trust

The Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton VIP Trust”) is an open-end, management investment company.

Templeton Investment Counsel, LLC (“TIC”) is the investment adviser to the Templeton International Securities Fund. TIC is located at Broward Financial Centre, Suite 2100, Fort Lauderdale, FL 33394.

Investment Choices
Templeton International Securities Fund – Class 2 Shares.  The Templeton International Securities Fund seeks long-term capital growth. The Fund invests primarily in the equity securities of companies located outside the U.S., including those in emerging markets.

INVESCO Variable Investment Funds, Inc.

INVESCO Variable Investment Funds (“INVESCO VIF”) is an open-end, diversified, no-load, management investment company. INVESCO Funds Group, Inc. (“INVESCO”) is the investment adviser to INVESCO VIF. INVESCO is located at 7800 East Union Avenue, Denver, Colorado 80237.

INVESCO VIF—Financial Services Fund.  The INVESCO VIF—Financial Services Fund seeks capital appreciation. It normally invests primarily in the equity securities of companies involved in the financial-services sector.

INVESCO VIF—Health Sciences Fund.  The INVESCO VIF—Health Sciences Fund seeks capital appreciation. It invests primarily in the equity securities of companies that develop, produce, or distribute products or services related to health care.

INVESCO VIF—Technology Fund.  The INVESCO VIF—Technology Fund seeks capital appreciation. It normally invests primarily in the equity securities of companies engaged in technology-related industries.

Janus Aspen Series

Janus Aspen Series (“Janus Aspen”) is an open-end, management investment company. Janus Capital is the investment adviser to Janus Aspen. Janus Capital is located at 100 Fillmore Street, Denver, CO 80206-4928.

Janus Aspen Balanced Portfolio.  The Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Janus Aspen Capital Appreciation Portfolio.  The Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. The Portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

Janus Aspen Worldwide Growth Portfolio.  The Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. The Portfolio invests primarily in common stocks of companies of any size throughout the world.

MFS® Variable Insurance Trust  SM

The MFS® Variable Insurance Trust SM (“MFS Trust”) is an open-end, management investment company.

Massachusetts Financial Services Company (“MFS”) is the investment adviser to the MFS Trust. MFS is a Delaware corporation and is located at 500 Boylston Street, Boston, MA 02116.

MFS® Investors Trust Series*.  The MFS® Investors Trust Series seeks long-term growth of capital with a secondary objective to seek reasonable current income.

* Prior to May 1, 2001, this Fund was called the MFS® Growth With Income Series.

MML Series Investment Fund

The MML Series Investment Fund (“MML Trust”) is a no-load, open-end, investment company. MassMutual serves as investment advisor to the MML Trust.

David L. Babson & Company, Inc. (“Babson”), which is a controlled subsidiary of MassMutual, is the investment sub-adviser to the MML Managed Bond Fund, MML Small Cap Value Equity Fund, the MML Equity Fund and the MML Blend Fund.

MassMutual has entered into a subadvisory agreement with Massachusetts Financial Services Company (“MFS”), whereby MFS manages the investments of the MML Growth Equity Fund.

MassMutual has entered into subadvisory agreements with J.P. Morgan Investment Management Inc. (“J.P. Morgan”) and Waddell & Reed Investment Management Company (“Waddell & Reed”), whereby J.P. Morgan and Waddell & Reed each manage a portion of the portfolio of the MML Small Cap Growth Equity Fund.

MassMutual has entered into a subadvisory agreement with Deutsche Asset Management, Inc. (“DAMI”). DAMI manages the investments of the MML Equity Index Fund and the MML OTC 100 Fund. Prior to May 1, 2001, Bankers Trust Company, an affiliate of DAMI, served as sub-advisor to these funds.

MassMutual has entered into a subadvisory agreement with RS Investment Management L.P., whereby RS Investment Management, L.P. manages the investments of the MML Emerging Growth Fund.

MassMutual has entered into a subadvisory agreement with Davis Selected Advisers L.P. whereby Davis Selected Advisers L.P. manages the investments of the MML Large Cap Value Fund.

MML Blend Fund.  The MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed income, and money market securities.

MML Emerging Growth Fund. The MML Emerging Growth Fund seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

MML Equity Fund.  The MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund – Class I Shares.  The MML Equity Index Fund seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index® 1 .

1 The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc., The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

MML Growth Equity Fund.  The MML Growth Equity Fund seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Large Cap Value Fund. The MML Large Cap Value Fund seeks both capital growth and income by investing in high quality, large capitalization companies in the S&P 500 Index®.

MML Managed Bond Fund. The MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade debt securities.

MML OTC 100 Fund. The MML OTC 100 Fund seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in the NASDAQ 100 Index®.

1 NASDAQ 100 Index® is a registered service mark of The Nasdaq Stock Market, Inc. (“Nasdaq”). The NASDAQ 100 Index® is composed and calculated by Nasdaq without regard to the Fund. Nasdaq makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® or its use or any data included therein.

MML Small Cap Growth Equity Fund.  The MML Small Cap Growth Equity Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

MML Small Cap Value Equity Fund.  The MML Small Cap Value Equity Fund seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

Oppenheimer Variable Account Funds

Oppenheimer Variable Account Funds (“Oppenheimer Funds”) is an open-end investment company.

The Oppenheimer Funds are advised by OppenheimerFunds, Inc. (“OFI”). OFI is owned by Oppenheimer Acquisition Corporation, a holding company that is owned in part by senior officers of OFI and ultimately controlled by MassMutual. OFI is located at Two World Trade Center, 34th Floor, New York, NY 10048-0203.

Investment Choices
Oppenheimer Aggressive Growth Fund/VA.  The Oppenheimer Aggressive Growth Fund/VA seeks capital appreciation by investing in companies believed to have significant growth potential.

Oppenheimer Capital Appreciation Fund/VA.  The Oppenheimer Capital Appreciation Fund/VA seeks capital appreciation by investing mainly in equity securities of well-known established companies.

Oppenheimer Global Securities Fund/VA.  The Oppenheimer Global Securities Fund/VA seeks long-term capital appreciation. It invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA.  The Oppenheimer High Income Fund/VA seeks a high level of current income. It invests mainly in lower-rated, high-yield, fixed income securities, commonly known as “junk bonds.” They are subject to a greater risk of loss of principal and non-payment of interest than are higher-rated securities.

Oppenheimer Main Street® Growth & Income Fund/VA.  The Oppenheimer Main Street® Growth & Income Fund/VA seeks high total return (which includes share-value growth and current income) from equity and debt securities. It invests mainly in common stocks of U.S. companies.

Oppenheimer Money Fund/VA.  The Oppenheimer Money Fund/VA seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Oppenheimer Multiple Strategies Fund/VA. The Oppenheimer Multiple Strategies Fund/VA seeks a total investment return, which includes current income and share-value growth. It allocates its investments among common stocks, debt securities, and money market instruments.

Oppenheimer Strategic Bond Fund/VA.  The Oppenheimer Strategic Bond Fund/VA seeks a high level of current income principally derived from interest on debt securities. It invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Panorama Series Fund, Inc.

Panorama Series Fund, Inc. (“Panorama Fund”) is an open-end investment company. OFI is the investment adviser to the Panorama Fund.

Oppenheimer International Growth Fund/VA.  The Oppenheimer International Growth Fund/VA seeks long-term growth of capital by investing mainly in common stocks of foreign “growth-type” companies listed on foreign stock exchanges.

Panorama Growth Portfolio.  The Panorama Growth Portfolio seeks long-term growth of capital by investing mainly in common stocks with low price-to-earnings ratios and better-than-anticipated earnings. Current income is a secondary goal.

Panorama Total Return Portfolio.  The Panorama Total Return Portfolio seeks to maximize total investment return (including capital appreciation and income) by allocating its assets among stocks, corporate bonds, U.S. Government securities, and money market instruments according to changing market conditions.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Equity Series, Inc. is a diversified, open-end, investment company. T. Rowe Price Associates, Inc. (“T. Rowe Price”) was founded in 1937 and is the investment adviser to the T. Rowe Price Mid-Cap Growth Portfolio. T. Rowe Price has its principal business address at 100 East Pratt Street, Baltimore, MD 21202.

T. Rowe Price Mid-Cap Growth Portfolio.  The T. Rowe Price Mid-Cap Growth Portfolio seeks long-term capital appreciation. It invests in stocks of mid-cap companies with potential for above-average earnings growth. T. Rowe Price defines mid-cap companies as those with market capitalizations within the range of companies in the S&P 400 Mid-Cap Index.

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. Current copies of the fund prospectuses are attached to this prospectus. You should read the information contained in the fund prospectuses carefully before investing.

The Fixed Account

We offer one fixed account, as an investment option. The fixed account is an investment option within our general account.

Amounts that you allocate to the fixed account become part of our general account assets and are subject to the claims of all our creditors. All of our general account assets will be available to fund benefits under a certificate.

You may allocate purchase payments to the fixed account. You can also make transfers of your certificate value into the fixed account. You do not participate in the investment performance of the assets in the fixed account. Instead, we credit your certificate with interest at a specified rate that we declare in advance. We guarantee this rate will be at least 3% per year. We may credit a higher rate of interest at our discretion.

Investment Choices

Certificate Value

Your certificate value is the sum of your value in the separate account and the fixed account.

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your certificate value, we use a unit of measure called an accumulation unit. During the income phase of your certificate we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the funds. Changes in the accumulation unit value reflect the investment performance of the separate account sub-accounts as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your certificate with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your certificate accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your certificate value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Equity Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Equity Fund is $13.90. We then divide $5,000 by $13.90 and credit your certificate on Monday night with 359.71 accumulation units for the MML Equity Fund.

Transfers

You can transfer all or part of your certificate value. You can make transfers by telephone or by other means we authorize. To make transfers other than by telephone you must submit a written request. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Your transfer is effective on the business day we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your fully completed transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

You may transfer all or part of your assets in a fund or the fixed account. You can make a transfer to or from the fixed account and to or from any fund. Currently, you can make an unlimited number of transfers every calendar year during the accumulation phase without charge. However, we reserve the right to deduct a transfer fee of $20 per transfer or, if less, 2% of the amount transferred for each transfer allowed in a calendar year as provided by the certificate. We also reserve the right to limit the number of transfers that you can make as provided by the certificate.

The following rules apply to any transfer during the accumulation phase:

(1)	The minimum amount which you can transfer is:

•	$500; or

•	the entire value in a fund, if less.
Certificate Value

After a transfer, the minimum amount which must remain in the fund is $500 unless you transfer the entire fund value. We waive these requirements if the transfer is made in connection with the Automatic Rebalancing Program.

(2)	You must clearly indicate the amount and investment choices from and to which you wish to transfer.

(3)
During any certificate year, we limit transfers out of the fixed account to 30% of your certificate value in the fixed account as of the end of the previous certificate year. For purposes of this restriction, your certificate value in the fixed account does not include the amount of any outstanding loan. You may not transfer certificate value out of the loaned portion of the fixed account. We measure a certificate year from the anniversary of the day we issued your certificate. Transfers out of the fixed account are done on a first-in, first-out basis. In other words, amounts attributed to the oldest purchase payments are transferred first; then amounts attributed to the next oldest purchase payment are transferred; and so on.

(4)
We consider the fixed account and the Oppenheimer Money Fund/VA to be “competing accounts.” In the first contract year we allow one transfer from the Oppenheimer Money Fund/VA to the fixed account. Otherwise, we do not allow transfers between competing accounts. We restrict other transfers involving any competing account for certain periods:

•	for a period of 90 days following a transfer out of a competing account, you may not transfer into the other competing account.

•	for a period of 90 days following a transfer into a competing account, you may not transfer out of the other competing account.

Transfers During the Income Phase

You may make 6 transfers between the funds each calendar year without incurring a fee. However, we reserve the right to deduct a transfer fee of $20 per transfer or, if less, 2% of the amount transferred for each transfer allowed in a calendar year as per the certificate.

You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a certificate year. The minimum amount which you can transfer is $500 or your entire interest in the fund, if less. After a transfer, the minimum amount which must remain in a fund is $500 unless you have transferred the entire value.

We have the right to terminate or modify these transfer provisions.

Dollar Cost Averaging Program

The Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar Cost Averaging does not assure a profit and does not protect you against loss in declining markets. Since Dollar Cost Averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Dollar Cost Averaging Program through periods of fluctuating price levels.

You must have a certificate value of at least $5,000 in order to participate in the Dollar Cost Averaging Program. The minimum amount you can transfer is $250.

The minimum duration of participation in any Dollar Cost Averaging Program is currently 6 months. You can choose the frequency at which the Dollar Cost Averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first Dollar Cost Averaging transfer is made. However, if you select a date that is less than 5 business days from the date the election form is received at our Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Dollar Cost Averaging Program within 5 business days from the date we receive your election form. You may make changes to your selection, including termination of the program, by written request or request over the telephone.

Certificate Value

If you participate in the Dollar Cost Averaging Program, we do not take the transfers made under the program into account in determining any transfer fee.

You can only participate in one Dollar Cost Averaging Program at a time. Further, if you are participating in the Dollar Cost Averaging Program you cannot also participate in the Automatic Rebalancing Program, or the Interest Sweep Option.

Your Dollar Cost Averaging Program will terminate if:

•	you withdraw the total certificate value;

•	the last transfer you selected has been made;

•	upon your death;

•	there is insufficient certificate value to make the transfer; or

•	we receive from you a written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We currently do not charge you for participation in the Dollar Cost Averaging Program. However, we reserve the right to charge for this feature in the future. We have the right to modify, terminate or suspend the Dollar Cost Averaging Program.

Automatic Rebalancing Program

Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your certificate value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Certificate Value allocated to the fixed account cannot participate in the Automatic Rebalancing Program.

You can tell us whether to rebalance monthly, quarterly, semi-annually or annually. The Automatic Rebalancing Program is available only during the accumulation phase. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in the Automatic Rebalancing Program if you are participating in a Dollar Cost Averaging Program or the Interest Sweep Option.

You can terminate the Automatic Rebalancing Program at anytime by giving us written notice. Any unscheduled transfer request will automatically terminate the Automatic Rebalancing Program election.

Example:

Assume that you want your initial purchase payment split between 2 funds. You want 40% to be in the MML Managed Bond Fund and 60% to be in the Panorama Growth Portfolio. Over the next 2 1 /2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the MML Managed Bond Fund now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the MML Managed Bond Fund to bring its value back to 40% and use the money to buy more units in the Panorama Growth Portfolio to increase those holdings to 60%.

Interest Sweep Option

Under this program, we will automatically transfer earnings from your certificate value in the non-loaned portion of the fixed account to any one fund or combination of funds that you select. By allocating these earnings to the funds, you can pursue further growth in the value of your certificate through more aggressive investments. However, the Interest Sweep Option does not assure profit and does not protect against loss in declining markets. The Interest Sweep Option is only available during the accumulation phase.

To participate in this program, you must have at least $5,000 in certificate value in the non-loaned portion of the fixed account at the time of transfer. You may request that earnings be transferred from the non-loaned portion of the fixed account on a monthly, quarterly, semi-annual or annual basis. While the program is in effect, you can adjust your allocations as necessary. You cannot participate in the Interest Sweep Option if you are participating in a Dollar Cost Averaging Program or the Automatic Rebalancing Program.

This program will terminate:

•	if you withdraw or transfer your entire contract value from the non-loaned portion of the fixed account;

•	upon your death;

•	if you begin the income phase of your certificate; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your certificate value. We require that you submit our fully completed surrender form to our Annuity Service Center in order for us to process your withdrawal request. If your withdrawal involves an exchange or transfer or assets to another financial institution, we will also require a letter of acceptance in order for us to process your withdrawal request. Your withdrawal is effective on the business day we receive our fully completed surrender form and letter of acceptance, if applicable, at our Annuity Service Center. If we receive our fully completed surrender form and letter of acceptance, if applicable, at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. We will pay any withdrawal amount within 7 days of our receipt of our fully completed surrender form and letter of acceptance, if applicable, at our Annuity Service Center unless we are required to suspend or postpone withdrawal payments.

We will take any partial withdrawal proportionally from your certificate value in the funds and the non-loaned portion of the fixed account. You must withdraw at least $100 or the entire value in a fund or the non-loaned portion of the fixed account, if less. We require that after you make a partial withdrawal you keep at least $600 in your certificate. We have reserved the right to treat a request for a partial withdrawal that would result in certificate value of less than $600 as a request for a total withdrawal of certificate value. Partial withdrawals are subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your certificate:

•	less any contingent deferred sales charge, if applicable;

•	less any applicable premium tax;

•	less the amount attributable to any outstanding loan, if any, and

•	less any purchase payments we credited to your certificate that have not cleared the bank, until they clear the bank.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your certificate of at least $100. Your certificate value must be at least $10,000 to initiate the withdrawal plan. Currently, we do not have a charge for this program, but we reserve the right to charge in the future.

Your Systematic Withdrawal Program will begin on the start date you selected as long as we receive a fully completed written request at least 5 business days before the start date you selected. If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed written request at least 10 business days before the start date you elected.

We may defer the start of your systematic withdrawal program for one month if your systematic withdrawal start date is less than 5 business days (10 business days for an EFT) after we receive your written request. If you do not select a start date, we will automatically begin systematic withdrawals within 5 business days (10 business day for an EFT) after we receive your request. Your request must be in writing. If you are currently participating in a Systematic Withdrawal Program and you want to begin receiving your payments pursuant to an EFT, we will need 10 business days notice to implement this change.

If you terminate your Systematic Withdrawal Program from the fixed account, you may not elect a new plan involving withdrawals from the fixed account for 6 months.

Your Systematic Withdrawal Program ends:

Certificate Value

•	if you withdraw your total certificate value;

•	if we process the last withdrawal you selected;

•	upon your death;

•	if your value in a selected fund or the fixed account is insufficient to complete the withdrawal;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least five business days before the next withdrawal date.

Your ability to take a withdrawal may be restricted by certain provisions of the Internal Revenue Code. Furthermore, if your certificate is issued under an ERISA plan, your ability to take a withdrawal may be restricted by your plan documents. Income taxes, tax penalties and certain restrictions may apply to any withdrawal you make.

Right to Take Loans

In some states, if your certificate is a tax-sheltered annuity, you may be able to take a loan under your certificate. All such loans must conform to the requirements of the Internal Revenue Code. There are limitations on the amount of the loan you can take, and there is a required loan repayment schedule. If you default and do not correct the default within the applicable grace period, the entire outstanding loan balance will be considered a taxable distribution, and we will do appropriate tax reporting. We will withdraw sufficient certificate value to repay the debt to the extent such withdrawals are not restricted under the Internal Revenue Code.

If you own a certificate with an outstanding loan and are taking an eligible distribution of your entire certificate value, we will deduct any outstanding certificate debt from the amount you withdraw. If you make a partial withdrawal, the certificate value remaining after the withdrawal must not be less than:

•	the amount of any loan outstanding; plus

•	interest on the loan for 12 months based on the loan interest rate then in effect; plus

•	any contingent deferred sales charge that would apply to such an amount otherwise withdrawn.

As long as your loan is outstanding, a portion of your certificate value equal to the loan amount is held in the fixed account. We will deduct your requested loan amount from your investment choice(s) in proportion to the non-loaned value of each on the date of your loan request. Upon repayment of the loan, we will transfer value equal to the repayment from the loaned portion of the fixed account to your investment choice(s) based upon your current purchase payment allocation.

Amounts held in the fixed account equal to the amount of any outstanding loan are not available for withdrawal or transfer. If you do not repay the loan, we will deduct the loan amount from your withdrawal or death benefit.

You may not begin receiving annuity payments if you have an outstanding loan balance.

The maximum number of loans we permit you to take at any one time is three. However, you may not take more than two loans in any calendar year.

Currently, we do not deduct a charge from your certificate if you take a loan under your certificate. However, we reserve the right to deduct a charge not to exceed $35 from your certificate value as a loan origination fee should it become necessary for us to seek reimbursement for expenses related to the administration of certificate loans.
Certificate Value
Expenses

There are charges and other expenses associated with the certificates that reduce the return on your investment in the certificate. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. The insurance charge has two parts: (1) the mortality and expense risk charge and (2) the administrative charge.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.03% of the daily value of the assets invested in each fund, after fund expenses are deducted. This charge is for:

•
the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the certificate.

We may increase the mortality and expense risk charge, but it will not exceed 1.25%.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge to reimburse us for all the expenses associated with the administration of the certificate and the separate account. Some of these expenses are: preparation of the certificate, confirmations, annual reports and statements, maintenance of certificate records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%.

Annual Certificate Maintenance Charge

Currently, we do not deduct an annual certificate maintenance charge from your certificate. However, we reserve the right to deduct an amount not to exceed $60 from your certificate at the end of each certificate year as an annual maintenance certificate charge should it become necessary for us to seek reimbursement for expenses relating to the issuance and maintenance of the certificate.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on any amount you withdraw that exceeds the free withdrawal amount. We use this charge to cover certain expenses relating to the sale of the certificate.

If you withdraw:

•	from more than one investment choice, we will deduct the contingent deferred sales charge proportionately from the amounts remaining in the investment choice(s) you selected.

•	the total value from an investment choice, we will deduct the contingent deferred sales charge proportionately from amounts remaining in the investment choices that still have value.

•	your entire certificate value, we will deduct the contingent deferred sales charge from the certificate value. You will receive a check for the net amount.

Expenses
The amount of the charge depends on the length of time between when we issued your certificate and when you make a withdrawal. The contingent deferred sales charge is assessed as follows:

Certificate Year of Withdrawal	Charge

1 st Year	8%

2 nd Year	8%

3 rd Year	7%

4 th Year	6%

5 th Year	5%

6 th Year	4%

7 th Year	3%

8 th Year	2%

9 th Year	1%

10 th Year and thereafter	0%

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

•	upon payment of the death benefit or upon the amount applied to an annuity payment option; or

•
if you redeem “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including individual retirement annuities. We look to the Internal Revenue Code for the definition and description of excess contributions.

Owners of certain Flex Annuity, Flex Extra, Panorama Premier and Panorama Passage variable annuity contracts issued as TSAs, that do not have an outstanding loan, may exchange these certificates for a MassMutual Artistry variable annuity certificate.

Exchange programs may not be available in all states. Check with your registered representative. We have the right to modify, suspend or terminate these exchange programs at any time without prior notification. If you want more information about the exchange programs, contact your registered representative or us at our Annuity Service Center.

Free Withdrawals

In your first certificate year, you may withdraw up to 10% of your certificate value as of the beginning of each certificate year reduced by any free withdrawal amount previously taken during the certificate year. Beginning in your second certificate year, you may withdraw up to 10% of your certificate value as of the end of the previous certificate year reduced by any free withdrawal amount previously taken during the certificate year. Your may take the 10% in multiple withdrawals each year.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your certificate value for them. Some of these taxes are due when your certificate value is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

Currently, you can make an unlimited number of transfers every calendar year during the accumulation phase without charge. During the income phase, we allow 6 transfers and they currently are not subject to a transfer fee. However, we reserve the right to deduct a transfer fee of $20 per transfer or, if less, 2% of the amount transferred for each transfer allowed in a calendar year as provided by the certificate.

Income Taxes

We will deduct from the certificate any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the attached fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds’ advisors, distributors and/or affiliates for the administrative service that we provide.

Expenses
The Income Phase

If you want to receive regular income from your annuity, you can choose to receive fixed and/or variable annuity payments under one of six options. You can choose the month and year in which those payments begin. We call that date the annuity date. Your annuity date cannot be earlier than 5 years after you buy the certificate.

You choose your annuity date when you purchase your certificate. You can change it at any time before the annuity date provided you give us 30 days written notice. If you do not choose an annuity option, we will assume that you selected Life Income with 10 years of payments guaranteed.

Annuity payments must begin by the earlier of:

(1)	the annuitant’s 90th birthday; or

(2)	the latest age permitted under state law.

We make annuity payments based on the age and sex of the annuitant under all options except Option E. We may require proof of age and sex before annuity payments begin.

At the annuity date, you have the same fund choices that you had in the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the fixed account will be applied to a fixed payout.

If your certificate value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100, we reserve the right to change the payment basis to equivalent less frequent payments.

In order to avoid adverse tax consequences, you should begin to take distributions at least equal to the minimum amount required by the Internal Revenue Service, no later than the required beginning date. If your certificate is an individual retirement annuity, that date should be no later than April 1st of the year following the year you reach age 70 1 /2. For qualified plans, that date is no later than April 1st of the year following your retirement or April 1st of the year after you reach age 70 1 /2, whichever is later.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount may depend upon the following 4 things:

•	the value of your certificate on the annuity date;

•	the deduction of premium taxes, if applicable,

•	the annuity option you select, and

•	the age and sex of the annuitant (and the age and sex of the joint annuitant, if any).

Variable Annuity Payments

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount may depend on the following 5 things:

•	the value of your certificate on the annuity date;

•	the deduction of premium taxes, if applicable,

•	the annuity option you select,

•	the age and sex of the annuitant (and the age and sex of the joint annuitant, if any), and

•	an assumed investment rate (AIR) of 4% per year.

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options

The following annuity options are available. After annuity payments begin, you cannot change the annuity option or the frequency of annuity payments.

Annuity Option A - Life Income.  Under this option we make fixed and/or variable periodic payments as long as the annuitant is alive. After the annuitant dies we stop making payments.

Annuity Option B - Life Income with Period Certain.  We will make fixed and/or variable periodic payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 5, 10 or 20 years. If the beneficiary chooses, he/she may elect a lump sum payment equal to the present value of the remaining guaranteed annuity payments.

Annuity Option C - Joint and Last Survivor Payments.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. When one dies, we will continue making these payments to the survivor as if both annuitants were alive. We will not make payments after both annuitants have died.

Annuity Option D - Joint and 2/3 Survivor Annuity.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. We will continue making payments during the lifetime of the surviving annuitant. We will compute these payments for the surviving annuitant on the basis of two-thirds of the annuity payment (or units) in effect during the joint lifetime. We will not make payments after both annuitants have died.

Annuity Option E - Period Certain.  We will make fixed and/or variable periodic payments for a specified period. The specified period must be at least 5 years and cannot be more than 30 years. If you would like to receive all or part of the present value of the variable periodic payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future income payments will be reduced accordingly.

Annuity Option F - Special Income Settlement Agreement.  We will pay you on a fixed and/or variable basis in accordance with terms agreed upon in writing by both you and us. If we agree to pay you a variable annuity payment for a specified period of time under this annuity option and you would like to receive all or part of the present value of the periodic payments at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future income payments will be reduced accordingly.

If your certificate is issued under an ERISA plan, the annuity options available to you may be restricted. If you are married when your certificate enters the income phase, you will generally receive a variable annuity payment under Annuity Option D, unless you receive the consent of your spouse to elect another annuity option. If you are not married when your certificate enters the income phase, you will receive a variable annuity payment under Annuity Option B with payments guaranteed for 10 years, unless you elect another annuity option.
The Income Phase
Death Benefit
Death Of Participant During The Accumulation Phase

If you die during the accumulation phase, we will pay a death benefit to your primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing.

Your beneficiary may request that the death benefit be paid under one of the death benefit options. If your certificate is a tax-sheltered annuity or an individual retirement annuity and the primary beneficiary is your spouse, he/she has the right to roll the certificate value to an individual retirement annuity.

Death Benefit Amount During The Accumulation Phase

Before the date you reach age 80, the death benefit during the accumulation phase will be the greater of:

(1)	your purchase payments, less any withdrawals, the amount attributable to any outstanding loan, and any applicable charges; or

(2)	your certificate value, less the amount attributable to any outstanding loan, as of the business day we receive proof of death and election of the payment method.

After you reach age 80, the death benefit during the accumulation phase is your certificate value, less the amount attributable to any outstanding loan, as of the business day we receive proof of death at our Annuity Service Center and election by the beneficiary to receive the death benefit payment under one of the death benefit options provided by the certificate.

Death Benefit Options During The Accumulation Phase

A beneficiary who is not your surviving spouse must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase.

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death.

If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at our Annuity Service Center, unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60-day period beginning with the date of receipt by us of proof of death.

Death Of Participant During The Income Phase

If you die during the income phase, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death Benefit
Taxes

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Certificates In General

Annuity certificates are a means of setting aside money for future needs — usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity certificate until you take the money out. This is referred to as tax deferral.

For variable annuity certificates, tax deferral depends on the insurance company, and not you having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the certificate as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some guidance on investor control but several issues remain unclear. One unanswered question is whether a participant can have too much investor control if the variable certificate offers a large choice of funds in which to invest account values.

We do not know if the IRS will issue any guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the certificate, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

Qualified Certificates

If you purchase the certificate under a qualified plan, your certificate is referred to as a qualified certificate. Examples of qualified plans are: tax-sheltered-annuities (TSAs), deductible and non-deductible individual retirement annuities (IRAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Qualified Certificates

If you have no cost basis for your interest in a qualified certificate, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total certificate value. Special tax rules may be applicable for certain distributions from a tax-sheltered annuity or other qualified certificate.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including certificates issued and qualified under Code Sections 403(b) (tax-sheltered annuities – TSAs), 401 (Pension and Profit-Sharing Plans), and 408 (individual retirement annuities — IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1 /2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7);

•
after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from individual retirement annuities, a separation from service is not required);

•	distributions made after separation of service if you have reached age 55 (not applicable to distributions from individual retirement annuities);

•	distributions made on account of an IRS levy made on a qualified retirement plan or IRA;
Taxes

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from individual retirement annuities);

•
distributions from an individual retirement annuity for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days);

•	distributions from an individual retirement annuity to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7) for the taxable year; and

•	distributions from an individual retirement annuity which are qualified first-time home buyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1 /2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an individual retirement annuity or a 5% owner. Special rules may apply to amounts accumulated in a tax-sheltered annuity prior to December 31, 1986. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the 2001 Proposed Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Direct Transfers –  Tax-Sheltered Annuities

Pursuant to Revenue Ruling 90-24, we will allow partial or full transfers of a participant’s interest in a tax-sheltered annuity or custodial account to this certificate. The funds transferred must be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

Withdrawal Restrictions –  Tax-Sheltered Annuities

The Code limits the withdrawal of purchase payments made by participants through salary reductions from certain tax-sheltered annuities. Withdrawals of salary reduction amounts and their earnings can be made when a participant:

(1)	reaches age 59 1 /2;

(2)	leaves his/her job;

(3)	dies;

(4)	becomes disabled, as that term is defined in the Code; or

(5)	in the case of hardship.

In the case of hardship, the participant can only withdraw the purchase payments and not any earnings. Salary reduction payments cannot be made for 12 months following a hardship withdrawal.

Any certificate value as of December 31, 1988 is not subject to these restrictions. Additionally, return of “excess contributions” or amounts paid to a spouse as a result of a qualified domestic relations order are not subject to these restrictions.

Withdrawal Restrictions –  Texas Optional Retirement Program

No withdrawals may be made in connection with a certificate issued pursuant to the Texas Optional Retirement Program for faculty members of Texas public institutions of higher learning before you:

•	terminate employment in all such institutions and repay employer contributions if termination occurs during the first twelve months of employment;

•	retire;

•	die; or

•	attain age 70 1 /2.

Taxes
Rollovers – Tax-Sheltered Annuity to Individual Retirement Annuity

If it meets the requirements of an eligible rollover distribution, a distribution from a tax-sheltered annuity to a surviving spouse may be rolled over to an individual retirement annuity. Furthermore, a distribution from a tax-sheltered annuity to a former spouse who is an alternate payee under a qualified domestic relations order may be rolled over to an individual retirement annuity, if the distribution meets the requirements of an eligible rollover distribution.

If you are eligible for a distribution from your tax-sheltered annuity, you may roll the amount distributed into an individual retirement annuity or another tax-sheltered annuity that accepts rollover contributions.

Spousal Consent

If you are married and your certificate is issued under an ERISA plan, vested, accrued benefits payable to you at the time of your annuity date must be payable in the form of a qualified joint and survivor annuity. If you die prior to your annuity date, vested, accrued benefits must be payable to your surviving spouse in the form of a qualified pre-retirement survivor annuity. The payment of benefits in any other manner generally requires spousal consent.

However, spousal consent is not required in the following situations:

•	if you have no spouse,

•	if it has been established that your spouse cannot be located,

•	if you and your spouse are legally separated,

•	if you have a court order demonstrating that you have been abandoned.
Taxes
Other Information
Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge and all other separate account and certificate level charges, except premium taxes, if any.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the certificates were in existence prior to their inception date, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge, or premium taxes, if any. If these charges were included, returns would be less than those shown.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the “effective yield” similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield is slightly higher than the yield because of the compounding effect.

Related Performance

Some of the funds available to you are similar to mutual funds offered in the retail marketplace. These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this certificate and is not an indication of future performance of these funds.

Distributors

MML Distributors, LLC (MML Distributors) serves as principal underwriter for the certificates. MML Investors Services, Inc. (MMLISI) serves as co-underwriter for the certificates. Their purpose as underwriters is to distribute the certificates. MML Distributors and MMLISI are wholly-owned subsidiaries of MassMutual. Both are located at 1414 Main Street, Springfield, Massachusetts 01144-1013.

Other Information

We will pay commissions to broker-dealers who sell the certificates. Currently, we pay an amount up to 5.5% of purchase payments. As an alternative, we may pay a commission of 0.75% of certificate values each certificate year. We also may pay a commission that is a combination of purchase payments and certificate value. These alternatives could exceed 5.5%.

From time to time, MML Distributors may enter into special arrangements with certain broker-dealers and we may enter into special arrangements with registered representatives of MMLISI. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representitives for selling the certificates.

Electronic Transmission Of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time the initial purchase payment is transmitted by wire. We will not allow you to exercise any ownership rights in the certificate until you have signed and returned to us one of the following: an application; a delivery receipt; or what we consider to be their equivalent. Please contact your representative for more information.

Assignment

If your certificate is issued as an individual retirement annuity, you cannot assign your certificate. If your certificate is issued pursuant to a qualified plan other than an individual retirement annuity, there may be limitations on your ability to assign your certificate. If you assign your certificate, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other participants, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your certificate and while the annuitant is living, we determine the number of shares you may vote by dividing your certificate value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	substitute another fund for one of the funds you selected, and

•	add or eliminate sub-accounts.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted; or

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds; or

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from the fixed account or payment of loan proceeds from the fixed account for the period permitted by law but not for more than six months.
Other Information

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While we are not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of our management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect our financial position, results of operations, or liquidity.

Financial Statements

We have included our company financial statements in the Statement of Additional Information.

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1. Company

2. Custodian

3. Assignment of Certificate

4. Distribution

5. Purchase of Securities Being Offered

6. Accumulation Units and Unit Value

7. Transfers During the Income Phase

8. Payment of Death Benefit

9. Annuity Payments

10. Performance Measures

11. Federal Tax Matters

12. Experts

13. Financial Statements

Other Information

To:	Massachusetts Mutual Life Insurance Company
Annuity Service Center Hub
P.O. Box 9067
Springfield, Massachusetts 01102-9067

Please send me a Statement of Additional Information for MassMutual’s individual certificate issued under a deferred group variable annuity.

Name	___________________________________________________________

Address	___________________________________________________________

___________________________________________________________

City	____________________________________ State ________ Zip ________

Telephone	____________________________________________________________

PART B

INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

INDIVIDUAL CERTIFICATE ISSUED UNDER A DEFERRED GROUP VARIABLE ANNUITY

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4
(Registrant)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2001

          This is not a prospectus. This Statement of Additional Information should be read in conjunction with the prospectus dated May 1, 2001, for the individual certificates under a group deferred annuity contract with flexible purchase payments which are referred to herein.

          For a copy of the prospectus call 1-800-366-8226 or write: Massachusetts Mutual Life Insurance Company, Annuity Service Center Hub, P.O. Box 9067, Springfield, MA 01101.

COMPANY

          Massachusetts Mutual Life Insurance Company (“MassMutual”) is a mutual life insurance company specially chartered by the Commonwealth of Massachusetts on May 14, 1851. It is currently licensed to transact life, accident, and health insurance business in all states, the District of Columbia, Puerto Rico and certain provinces of Canada. MassMutual had consolidated statutory assets in excess of $73 billion, and estimated total assets under management of $213.1 billion as of December 31, 2000.

CUSTODIAN

          The shares of the underlying funds purchased by the sub-accounts are held by MassMutual as custodian of Massachusetts Mutual Variable Annuity Separate Account 4 (the “separate account”).

ASSIGNMENT OF CERTIFICATE

          MassMutual will not be charged with notice of any assignment of a certificate or of the interest of any beneficiary or of any other person unless the assignment is in writing and MassMutual receives the original or a true copy thereof at its Home Office. MassMutual assumes no responsibility for the validity of any assignment.

          For qualified certificates, the following provisions should be noted:

          (1)  No person entitled to receive annuity payments under a certificate or part or all of the certificate’s value will be permitted to commute, anticipate, encumber, alienate or assign such amounts, except upon the written authority of the participant given during the annuitant’s lifetime and received in good order by MassMutual at its Annuity Service Center. To the extent permitted by law, no certificate nor any proceeds or interest payable thereunder will be subject to the annuitant’s or any other person’s debts, contracts or engagements, nor to any levy or attachment for payment thereof;

          (2)  If an assignment of a certificate is in effect on the maturity date, MassMutual reserves the right to pay to the assignee in one sum the amount of the certificate’s maturity value to which he is entitled, and to pay any balance of such value in one sum to the participant, regardless of any payment options which the participant may have elected. Moreover, if an assignment of a certificate is in effect at the death of the annuitant prior to the maturity date, MassMutual will pay to the assignee in one sum, to the extent that he is entitled, the greater of (a) the total of all purchase payments, less the net amount of all partial redemptions, and less the amount of any outstanding loan; and (b) the accumulated value of the certificate, less the amount of any outstanding loan. Any balance of such value will be paid to the beneficiary in one sum or applied under one or more of the payment options elected;

          (3)  Certificates used in connection with a tax-qualified retirement plan must be endorsed to provide that they may not be sold, assigned or pledged for any purpose unless they are owned by the trustee of a trust described in Section 401(a) or by the administrator of an annuity plan described under Section 403(a) of the Code; and

          (4)  Certificates issued under a plan for an Individual Retirement Annuity pursuant to Section 408 of the Code must be endorsed to provide that they are non-transferable. Such certificates may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose by the annuitant to any person or party other than MassMutual, except to a former spouse of the annuitant in accordance with the terms of a divorce decree or other written instrument incident to a divorce.

          Assignments may be subject to federal income tax.

DISTRIBUTION

          MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract and certificates. MML Distributors is a limited liability corporation. MML Investors Services, Inc. (“MMLISI”) is the co-underwriter of the contract and certificates. Both MML Distributors and MMLISI are broker-dealers registered with the Securities and Exchange Commission and members of the National Association of Securities Dealers, Inc. MML Distributors and MMLISI are indirect wholly-owned subsidiaries of Massachusetts Mutual Life Insurance Company.

          Pursuant to the Underwriting and Servicing Agreement, both MML Distributors and MMLISI will receive compensation for their activities as underwriters for the separate account. Commissions will be paid through MMLISI and MML Distributors to agents and selling brokers for selling the contract and certificates.

          MML Distributors may enter into selling agreements with other broker-dealers which are registered with the Securities and Exchange Commission and are members of the National Association of Securities Dealers, Inc. (“selling brokers”). The contract and certificates are sold through agents who are licensed by state insurance officials to sell the contract and certificates. These agents are also registered representatives of selling brokers or of MMLISI.

          MML Distributors does business under different variations of its name; including the name MML Distributors, Limited Liability Company in the states of Ohio and West Virginia.

          The offering is on a continuous basis.

PURCHASE OF SECURITIES BEING OFFERED

          Interests in the Separate Account are sold to Participants as accumulation units. Charges associated with such securities are discussed in the Expenses section of the prospectus for the certificate. The certificate does not offer any special purchase plan or exchange program not discussed in the prospectus. (For a discussion of instances when sales charges will be waived, see the Contingent Deferred Sales Charge section of the prospectus.)

ACCUMULATION UNITS AND UNIT VALUE

          During the accumulation phase, accumulation units shall be used to account for all amounts allocated to or withdrawn from the sub-accounts of the separate account as a result of purchase payments, withdrawals, transfers, or fees and charges. MassMutual will determine the number of accumulation units of a sub-account purchased or canceled. This will be done by dividing the amount allocated to (or the amount withdrawn from) the sub-account by the dollar value of one accumulation unit of the sub-account as of the end of the business day during which the transaction is received at the annuity service center.

          The accumulation unit value for each sub-account was set on the date such sub-account became operative. Subsequent accumulation unit values for each sub-account are determined for each day in which the New York Stock Exchange is open for business (“business day”) by multiplying the accumulation unit value for the immediately preceding business day by the net investment factor for the sub-account for the current business day.

          The net investment factor for each sub-account is determined by dividing A by B and subtracting C where:

          A is (i) the net asset value per share of the funding vehicle or portfolio of a funding vehicle held by the sub-account for the current business day; plus (ii) any dividend per share declared on behalf of such funding vehicle or portfolio of a funding vehicle that has an ex-dividend date within the current business day; less (iii) the cumulative charge or credit for taxes reserved which is determined by MassMutual to have resulted from the operation or maintenance of the sub-account.

          B is the net asset value per share of the funding vehicle or portfolio held by the sub-account for the immediately preceding business day.

          C is the cumulative charge for the mortality and expense risk charge and for the administrative charge. The accumulation unit value may increase or decrease from business day to business day.

TRANSFERS DURING THE INCOME PHASE

          Transfers of annuity reserves between sub-accounts will be made by converting the number of annuity units attributable to the annuity reserves being transferred to the number of annuity units of the sub-account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been with out the transfer. Thereafter, annuity payments will reflect changes in the value of the new annuity units.

          The amount transferred to the general account from a sub-account will be based on the annuity reserves for the participant in that sub-account. Transfers to the general account will be made by converting the annuity units being transferred to purchase fixed annuity payments under the annuity option in effect and based on the age of the annuitant at the time of the transfer.

          See the Transfers During the Income Phase section in the prospectus for more information about transfers during the income phase.

PAYMENT OF DEATH BENEFIT

          MassMutual will require due proof of death before any death benefit is paid. Due proof of death will be:

          1.  a certified death certificate;

          2.  a certified decree of a court of competent jurisdiction as to the finding of death; or

          3.  any other proof satisfactory to MassMutual.

          All death benefits will be paid in accordance with applicable law or regulations governing death benefit payments.

          The beneficiary designation in effect on the date we issue the certificate will remain in effect until changed. Unless the participant provides otherwise, the death benefit will be paid in equal shares to the beneficiary(ies) as follows:

          1.  to the primary beneficiary(ies) who survive the participant’s and/or the annuitant’s death, as applicable; or if there are none

          2.  to the contingent beneficiary(ies) who survive the participant’s and/or the annuitant’s death, as applicable; or if there are none

          3.  to the estate of the participant.

          You may name an irrevocable beneficiary(ies). In that case, a change of beneficiary requires the consent of any irrevocable beneficiary. If an irrevocable beneficiary is named, the participant retains all other contractual rights.

           See the Death Benefit section in the prospectus for more information on death benefits.

ANNUITY PAYMENTS

          A variable annuity payment is an annuity with payments which; (1) are not predetermined as to dollar amount; and (2) will vary in amount with the net investment results of the applicable sub-accounts of the separate account. Annuity Payments also depend upon the age of the annuitant and any joint annuitant and the assumed interest factor utilized. The annuity table used will depend upon the annuity option chosen. The dollar amount of annuity payments after the first is determined as follows:

          1.  The dollar amount of the first annuity payment is divided by the value of an annuity unit as of the annuity date. This establishes the number of annuity units for each annuity payment. The number of annuity units remains fixed during the annuity period.

2. For each sub-account, the fixed number of annuity units is multiplied by the annuity unit value on each subsequent annuity payment date.

3. The total dollar amount of each variable annuity payment is the sum of all sub-account variable annuity payments.

          The number of annuity units is determined as follows:

          1.  The number of annuity units credited in each sub-account will be determined by dividing the product of the portion of the certificate value to be applied to the sub-account and the annuity purchase rate by the value of one annuity unit in that sub-account on the annuity date. The purchase rates are set forth in the variable annuity rate tables in the certificate.

          2.  For each sub-account, the amount of each annuity payment equals the product of the annuitant’s number of annuity units and the annuity unit value on the payment date. The amount of each payment may vary.

          The value of any annuity unit for each sub-account of the separate account was set on the date such sub-account became operative. The sub-account annuity unit value at the end of any subsequent valuation period is determined as follows:

1. The net investment factor for the current business day is multiplied by the value of the annuity unit for the sub-account for the immediately preceding business day.

          2.  The result in (1) is then divided by an assumed investment rate factor. The assumed investment rate factor equals 1.00 plus the assumed investment rate for the number of days since the preceding business day. The assumed investment rate is based on an effective annual rate of 4%.

          The value of an annuity unit may increase or decrease from business day to business day. See the Income Phase section in the prospectus for more information.

PERFORMANCE MEASURES

          MassMutual may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict future performance.

Standardized Average Annual Total Return

          MassMutual will show standardized average annual total returns for each sub-account that has been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects a deduction for the contingent deferred sales charge and all other fund, separate account and certificate level charges, except premium taxes, if any.

          If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Non-Standard Total Returns

          MassMutual will also show total returns based on historical performance of the sub-accounts and underlying funds. MassMutual may assume the certificates were in existence prior to their inception date, which they were not. Total return percentages include all fund level and separate account level charges. They do not include a contingent deferred sales charge or premium taxes, if any. If these charges were included, returns would be less than those shown.

          Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

          Average Annual Total Returns measure this performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

          The performance figures will be calculated on the basis of the historical performance of the funds, and may assume the certificates were in existence prior to their inception date (which they were not). Beginning on the certificate inception date, actual accumulation unit values are used for the calculations.

          Performance information for the sub-accounts may be: (a) compared to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, a nationally recognized independent reporting service or similar service that rank mutual funds and other investment companies by overall performance, investment objectives and assets; (b) compared to indices; (c) tracked by other ratings services, companies, publications or persons who rank separate accounts or other investment products on overall performance or other criteria; and (d) included in data bases that can be used to produce reports and illustrations by organizations such as CDA Wiesenberger. Performance figures will be calculated in accordance with standardized methods established by each reporting service.

          MassMutual may also show yield and effective yield for the Money Sub-Account over a seven-day period, which MassMutual then “annualizes”. This means that when MassMutual calculates yield, it assumes that the amount of money the investment earns for the week is earned each week over a 52-week period. MassMutual shows this as a percentage of the investment. MassMutual calculates the “effective yield” similarly but when it annualizes the amount, MassMutual assumes the income earned is re-invested. Therefore, the effective yield is slightly higher than the yield because of the compounding effect.

          These figures will reflect a deduction for all fund, separate account and certificate level charges assuming the certificate remains inforce. The figures do not reflect the contingent deferred sales charge or premium tax deductions (if any), which if included would reduce the percentages reported.

FEDERAL TAX MATTERS

General

          Note: The following description is based upon MassMutual’s understanding of current federal income tax law applicable to annuities in general. MassMutual cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. MassMutual does not guarantee the tax status of the certificates. Purchasers bear the complete risk that the certificates may not be treated as “annuity certificates” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

          Section 72 of the Code governs taxation of annuities in general. A participant is generally not taxed on increases in the value of a certificate until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the portion of the payment that exceeds the cost basis of the certificate is subject to tax. For qualified certificates there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

          For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the certificate (adjusted for any period or refund feature) bears to the expected return under the certificate. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the certificate (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the certificate has been recovered (i.e. when the total of the excludable amount equals the investment in the certificate) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the certificate within the meaning of Section 72 of the Code. Participants, annuitants and beneficiaries under the certificates should seek competent financial advice about the tax consequences of any distributions.

          MassMutual is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from MassMutual, and its operations form a part of MassMutual.

Diversification

          Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity certificates. The Code provides that a variable annuity certificate will not be treated as an annuity certificate for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”), adequately diversified. Disqualification of the certificate as an annuity certificate would result in the imposition of federal income tax to the Participant with respect to earnings allocable to the certificate prior to the receipt of payments under the certificate. The Code contains a safe harbor provision which provides that annuity certificates such as the certificate meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

          On March 2, 1989, the Treasury Department issued Regulations (Treas. Reg.1.817-5), which established diversification requirements for the investment portfolios underlying variable certificates such as the certificate. The regulations amplify the diversification requirements for variable certificates set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

          The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable certificates by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”

          MassMutual intends that all investment portfolios underlying the certificates will be managed in such a manner as to comply with these diversification requirements.

          The Treasury Department has indicated that the diversification regulations do not provide guidance regarding the circumstances in which participant control of the investments of the separate account will cause the participant to be treated as the participant of the assets of the separate account, thereby resulting in the loss of favorable tax treatment for the certificate. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

          The amount of participant control which may be exercised under the certificate is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy participant was not the participant of the assets of the separate account. It is unknown whether these differences, such as the participant’s ability to transfer among investment choices or the number and type of investment choices available, would cause the participant to be considered as the participant of the assets of the separate account resulting in the imposition of federal income tax to the participant with respect to earnings allocable to the certificate prior to receipt of payments under the certificate.

          In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the participant being retroactively determined to be the participant of the assets of the separate account.

          Due to the uncertainty in this area, MassMutual reserves the right to modify the certificate in an attempt to maintain favorable tax treatment.

Certificates Owned by Other than Natural Persons

          Under Section 72(u) of the Code, the investment earnings on premiums for the certificates will be taxed currently to the participant if the participant is a non-natural person, e.g., a corporation or certain other entities. Such certificates generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a certificate held by a trust or other entity as an agent for a natural person or to certificates held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a certificate to be owned by a non-natural person.

Tax Treatment of Assignments

          An assignment or pledge of a certificate may be a taxable event. Participants should therefore consult competent tax advisers if they wish to assign or pledge their certificates.

Income Tax Withholding

          All distributions or the portion thereof which is includible in the gross income of the participant are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the participant, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

          Effective January 1, 1993, certain distributions from retirement plans qualified under Section 401 of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e., returns of after-tax contributions). The 20% withholding requirement also does not apply to hardship distributions from a Tax-Sheltered Annuity or a 401(k) plan or tax-sheltered annuity made after December 31, 1998. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

Qualified Plans

          The certificates offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Participants, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the certificates issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into MassMutual’s administrative procedures. Participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the certificates comply with applicable law. Following are general descriptions of the types of qualified plans with which the certificates may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a certificate issued under a qualified plan.

          Certificates issued pursuant to qualified plans include special provisions restricting certificate provisions that may otherwise be available as described herein. Generally, certificates issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified certificates. (See “Tax Treatment of Withdrawals—Qualified Certificates”)

          On July 6, 1983, the Supreme Court decided in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The certificates sold by MassMutual in connection with qualified plans will utilize annuity tables that do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a. Tax-Sheltered Annuities

          Section 403(b) of the Code permits certain eligible employers to purchase annuity certificate, known as “Tax-Sheltered Annuities” (“TSAs”) under a Section 403(b) program. Eligible employers are organizations that are exempt from tax under Code Section 501(c)(3) and public educational organizations. Certain contribution limits apply to contributions to a TSA. These limits are described in Code Sections 403(b)(2), 415(c) and 402(g). The Section 402(g) limit for 2001 is $10,500. Contributions to a TSA and the earnings thereon are generally not subject to income tax until actually distributed to the employee. Contributions to a TSA may be made as elective deferrals (contributions by an employer pursuant to a salary reduction agreement) or as non-elective contributions or matching contributions by an employer.

           The withdrawal of elective deferrals and earnings thereon can only be made when an employee: (1) attains age 59 1 /2; (2) terminates employment with the employer; (3) dies; (4) becomes disabled as defined in Code Section 72(m)(7); or (5) is eligible for a hardship distribution. In the case of a withdrawal on account of a hardship, earnings on the elective deferrals cannot be withdrawn. These restrictions do not apply to certificate value existing on December 31, 1988, the return of excess contributions and amounts paid to a spouse pursuant to a Qualified Domestic Relations Order. Certain other limitations may apply to a distribution from a TSA. (See “Tax Treatment of Withdrawals—Qualified Contracts”). Pursuant to Revenue Ruling 90-24, an employee may make a partial or full transfer of his/her interest in a TSA or custodial account to another TSA or custodial account. The amount transferred must, however, be subject to the same or more stringent distribution restrictions applicable to the original annuity or custodial account.

          Purchasers of certificates for use with TSAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b. Individual Retirement Annuities

          Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See “Tax Treatment of Withdrawals—Qualified Certificates”) Under certain conditions, distributions from other IRAs and other Qualified Plans may be rolled over or transferred on a tax-deferred basis into an IRA. For example, a distribution from a tax-sheltered annuity to a surviving spouse may be rolled over to an IRA. Likewise, a distribution from a tax-sheltered annuity to a former spouse who is an alternate payee under a Qualified Domestic Relations Order may be rolled over to an IRA. In either case, the distribution must meet the requirements of an eligible rollover distribution. In addition, a participant who is eligible for a distribution from his/her tax-sheltered annuity may roll the distribution into another tax-sheltered annuity that accepts rollover contributions or to an IRA. Certificates issued for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of certificates to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Tax Treatment of Withdrawals—Qualified Certificates

          In the case of a withdrawal under a qualified certificate, a ratable portion of the amount received is taxable, generally based on the ratio of the individual’s cost basis to the individual’s total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified certificate. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including certificates issued and qualified under Code Sections 403(b) (Tax-Sheltered Annuities) and 408 (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the participant or annuitant (as applicable) reaches age 59 1 /2; (b) distributions following the death or disability of the participant or annuitant (as applicable) (for this purpose disability is as defined in Section 72(m) (7) of the Code); (c) after separation from service, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the participant or annuitant (as applicable) or the joint lives (or joint life expectancies) of such participant or annuitant (as applicable) and his or her designated beneficiary; (d) distributions to an participant or annuitant (as applicable) who has separated from service after he has attained age 55; (e) distributions made to the participant or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code Section 213 to the participant or annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions made on account of an IRS levy made on a qualified retirement plan or IRA; (h) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the participant or annuitant (as applicable) and his or her spouse and dependents if the participant or annuitant (as applicable) has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the participant or annuitant (as applicable) has been re-employed for at least 60 days); (i) distributions from an Individual Retirement Annuity made to the participant or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the participant or annuitant (as applicable) for the taxable year; and (j) distributions from an Individual Retirement Annuity made to the participant or annuitant (as applicable) which are qualified first time home buyer distributions (as defined in Section 72(t)(8)of the Code.) The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

          With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of the participant or annuitant (as applicable) attaining age 59 1 /2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

          Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the participant attains age 70 1 /2 or (b) the calendar year in which the participant retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions generally must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. Under the 2001 Proposed Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

EXPERTS

          The 2000 and 1999 audited statutory financial statements MassMutual included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein and elsewhere in the registration statement (which report on MassMutual expresses an unqualified opinion and includes an explanatory paragraph referring to the use of statutory accounting practices which differ from accounting principles generally accepted in the United States of America), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte & Touche LLP is located at City Place, 185 Asylum Street, Hartford, Connecticut 06103-3402.

          The 1998 audited statutory financial statements of MassMutual were audited by auditors other than Deloitte & Touche LLP.

Report of Independent Auditors

To the Board of Directors and Policyholders of
Massachusetts Mutual Life Insurance Company

We have audited the accompanying statutory statements of financial position of Massachusetts Mutual Life Insurance Company (the “Company”) as of December 31, 2000 and 1999, and the related statutory statements of income, changes in policyholders’ contingency reserves, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. The statutory financial statements of the Company for the year ended December 31, 1998 were audited by other auditors. Their report, dated February 25, 1999, expressed an opinion that those statements were not fairly presented in conformity with accounting principles generally accepted in the United States of America; however, such report also expressed an unqualified opinion on those financial statements’ conformity with the statutory basis of accounting described in Note 1 to the financial statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company has prepared these statutory financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matters discussed in the preceding paragraph, the 2000 and 1999 statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of Massachusetts Mutual Life Insurance Company as of December 31, 2000 and 1999, or the results of its operations or its cash flows for the years then ended.

In our opinion, the 2000 and 1999 statutory financial statements referred to above present fairly, in all material respects, the financial position of Massachusetts Mutual Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended on the statutory basis of accounting described in Note 1.

DELOITTE & TOUCHE LLP

Hartford, Connecticut
February 8, 2001

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2000	1999
	(In Millions)
Assets:

Bonds	$25,212.5	$24,598.4
Common stocks	486.8	393.1
Mortgage loans	6,949.5	6,540.8
Real estate	2,017.0	2,138.8
Other investments	2,842.8	2,418.2
Policy loans	5,727.1	5,466.9
Cash and short-term investments	2,292.4	1,785.8

Total invested assets	45,528.1	43,342.0
Other assets	1,436.3	1,330.7

	46,964.4	44,672.7
Separate account assets	18,820.6	20,453.0

Total assets	$65,785.0	$65,125.7

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF FINANCIAL POSITION, Continued

	December 31,
	2000	1999
	(In Millions)
Liabilities:

Policyholders’ reserves and funds	$39,117.3	$37,191.6
Policyholders’ dividends	1,130.3	1,070.8
Policyholders’ claims and other benefits	333.5	328.8
Federal income taxes	740.2	734.3
Asset valuation and other investment reserves	892.6	993.9
Other liabilities	915.8	943.0

	43,129.7	41,262.4

Separate account liabilities	18,819.7	20,452.0

Total liabilities	61,949.4	61,714.4

Policyholders’ contingency reserves	3,835.6	3,411.3

Total liabilities and policyholders’ contingency reserves	$65,785.0	$65,125.7

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF INCOME

	Years Ended December 31,
	2000	1999	1998
	(In Millions)
Revenue:

Premium income	$ 9,902.5	$ 7,630.3	$ 7,482.2
Net investment income	3,313.6	3,075.8	2,956.8
Fees and other income	(70.7)	184.3	154.0

Total revenue	13,145.4	10,890.4	10,593.0

Benefits and expenses:

Policyholders’ benefits and payments	9,238.4	7,294.0	5,873.9
Addition to policyholders’ reserves and funds	1,160.2	1,127.6	2,299.6
Operating expenses	451.5	450.7	509.5
Commissions	324.4	281.8	299.3
State taxes, licenses and fees	85.8	82.4	88.1

Total benefits and expenses	11,260.3	9,236.5	9,070.4

Net gain before federal income taxes and dividends	1,885.1	1,653.9	1,522.6

Federal income taxes	147.2	160.9	199.3

Net gain from operations before dividends	1,737.9	1,493.0	1,323.3

Dividends to policyholders	1,086.2	1,031.0	982.9

Net gain from operations	651.7	462.0	340.4

Net realized capital gain	93.2	5.4	25.4

Net income	$ 744.9	$ 467.4	$ 365.8

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CHANGES IN POLICYHOLDERS’ CONTINGENCY RESERVES

	Years Ended December 31,
	2000	1999	1998
	(In Millions)

Policyholders’ contingency reserves, beginning of year	$3,411.3	$3,188.8	$2,873.3

Increases (decreases) due to:

Net income	744.9	467.4	365.8
Net unrealized capital gains (losses)	(321.7)	(201.7)	17.4
Change in asset valuation and other investment reserves	101.3	59.5	(81.0)
Change in non-admitted assets	(100.3)	(11.2)	4.0
Change in prior year policyholders’ reserves	(0.2)	(13.0)	8.6
Benefit plan enhancements	–	(78.9)	–
Other	0.3	0.4	0.7

	424.3	222.5	315.5

Policyholders’ contingency reserves, end of year	$3,835.6	$3,411.3	$3,188.8

See Notes to Statutory Financial Statements.

Massachusetts Mutual Life Insurance Company

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2000	1999	1998
	(In Millions)
Operating activities:

Net income	$ 744.9	$ 467.4	$ 365.8
Addition to policyholders’ reserves, funds and policy benefits, net of transfers to separate accounts	1,930.4	1,911.0	1,472.8
Net realized capital gain	(93.2)	(5.4)	(25.4)
Other changes	(42.7)	(220.2)	15.4

Net cash provided by operating activities	2,539.4	2,152.8	1,828.6

Investing activities:

Loans and purchases of investments	(14,177.4)	(14,180.3)	(15,981.2)
Sales and maturities of investments and receipts from repayment of loans	12,144.6	12,690.0	13,334.7

Net cash used in investing activities	(2,032.8)	(1,490.3)	(2,646.5)

Increase (decrease) in cash and short-term investments	506.6	662.5	(817.9)

Cash and short-term investments, beginning of year	1,785.8	1,123.3	1,941.2

Cash and short-term investments, end of year	$ 2,292.4	$ 1,785.8	$ 1,123.3

See Notes to Statutory Financial Statements.

Notes To Statutory Financial Statements

Massachusetts Mutual Life Insurance Company (the “Company”) is a mutual life insurance company and as such has no shareholders. The Company’s primary business is individual life insurance, annuity and disability income products distributed primarily through career agents. The Company also provides either directly or through its subsidiaries a wide range of pension products and services, as well as investment services to individuals, corporations and institutions in all 50 states of the United States of America and the District of Columbia.

1. SUMMARY OF ACCOUNTING PRACTICES

The accompanying statutory financial statements have been prepared in conformity with the statutory accounting practices, except as to form, of the National Association of Insurance Commissioners (“NAIC”) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and are different in some respects from financial statements prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”). The more significant differences are as follows: (a) acquisition costs, such as commissions and other costs directly related to acquiring new business, are charged to current operations as incurred, whereas GAAP would capitalize these expenses and recognize them over the life of the policies; (b) statutory policy reserves are based upon the commissioners reserve valuation methods and statutory mortality, morbidity and interest assumptions, whereas GAAP reserves would generally be based upon net level premium and estimated gross margin methods and appropriately conservative estimates of future mortality, morbidity and interest assumptions; (c) bonds are generally carried at amortized cost, whereas GAAP generally reports them at fair value; (d) deferred income taxes are not provided for book-tax temporary differences as would be provided by GAAP; (e) payments received for universal and variable life products, variable annuities and investment related products are reported as premium income and changes in reserves, whereas under GAAP, these payments would be recorded as deposits to policyholders’ account balances; (f) majority owned subsidiaries are accounted for using the equity method, whereas GAAP would consolidate these entities; and (g) surplus notes are reported in policyholders’ contingency reserves, whereas GAAP would report them as liabilities.

In March 1998, the NAIC adopted the Codification of Statutory Accounting Principles (“Codification”). Codification provides a comprehensive guide of statutory accounting principles for use by insurers in the United States of America and is effective January 1, 2001. The effect of adopting Codification will be reported as an adjustment to policyholders’ contingency reserves on the effective date. The Company has initially estimated the impact on surplus as of January 1, 2001 to be an increase of approximately $119.0 million. Included in this total adjustment to policyholders’ contingency reserves is the non-admission of the prepaid pension asset, the change in accounting for certain investments, and the admission of net deferred tax assets. The Company believes that it has made a reasonable estimate based upon its interpretation of the principles outlined in Codification. However, future clarification of these principles by the Commonwealth of Massachusetts Division of Insurance or the NAIC may have a material impact on these estimates.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, as well as disclosures of contingent assets and liabilities. Management must also make estimates and assumptions that affect the amounts of revenues and expenses during the reporting period. Future events, including changes in the levels of mortality, morbidity, interest rates, persistency and asset valuations, could cause actual results to differ from the estimates used in the financial statements.

Certain 1999 balances have been reclassified to conform to current year presentation.

The following is a description of the Company’s principal accounting policies and practices.

a. Investments

Bonds and stocks are valued in accordance with rules established by the NAIC. Generally, bonds are valued at amortized cost, using the interest method, preferred stocks in good standing at cost, and common stocks at fair value with unrealized gains and losses included in policyholders’ contingency reserves.

Mortgage loans are valued at unpaid principal net of unamortized premium or discount. The Company discontinues the accrual of interest on mortgage loans which are delinquent more than 90 days or when collection is uncertain. Real estate is valued at cost less accumulated depreciation, impairments and mortgage encumbrances. Encumbrances totaled $50.0 million in 2000 and $50.8 million in 1999. Depreciation on investment real estate is calculated using the straight-line and constant yield methods.

Notes to Statutory Financial Statements, Continued

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy.

Short-term investments are stated at amortized cost.

Investments in unconsolidated subsidiaries and affiliates, joint ventures and other forms of partnerships are included in other investments on the Statutory Statements of Financial Position and are accounted for using the equity method. During 2000 and 1999, the Company contributed additional paid-in capital of $210.0 million and $125.0 million respectively, to unconsolidated subsidiaries.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve (“AVR”) and an Interest Maintenance Reserve (“IMR”). The AVR and other investment reserves stabilize the policyholders’ contingency reserves against fluctuations in the value of stocks, as well as declines in the value of bonds, mortgage loans and real estate investments. The IMR defers after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments and interest related hedging activities. These interest rate related gains and losses are amortized into net investment income using the grouped method over the remaining life of the investment sold or over the remaining life of the underlying asset. Net realized after tax capital losses of $66.7 million in 2000 and $29.2 million in 1999 and net realized after tax capital gains of $189.1 million in 1998 were deferred into the IMR. Amortization of the IMR into net investment income amounted to $42.0 million in 2000, $52.0 million in 1999, and $40.3 million in 1998.

Realized capital gains and losses, less taxes, not includable in the IMR, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are recorded as a change in policyholders’ contingency reserves.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of pension, variable annuity and variable life insurance contractholders. The Company receives administrative and investment advisory fees from these accounts. Separate accounts reflect two categories of risk assumption: non-guaranteed separate accounts for which the contractholder assumes the investment risk, and guaranteed separate accounts for which the Company contractually guarantees a minimum return to the contractholder. Assets consist principally of marketable securities reported at fair value. Premiums, benefits and expenses of the separate accounts are reported in the Statutory Statements of Income. Investment income and realized and unrealized gains and losses on the assets of separate accounts accrue directly to contractholders and, accordingly, are not reflected in the Statutory Statement of Income.

c. Non-admitted Assets

Assets designated as “non-admitted” include furniture, certain equipment and other receivables and are excluded from the Statutory Statements of Financial Position by an adjustment to policyholders’ contingency reserves.

d. Policyholders’ Reserves and Funds

Policyholders’ reserves for life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners’ Reserve Valuation Method bases using the American Experience and the 1941, 1958 and 1980 Commissioners’ Standard Ordinary mortality tables with assumed interest rates ranging from 2.50 to 6.75 percent.

Reserves for individual annuities, guaranteed investment contracts and deposit administration and immediate participation guarantee contracts are based on accepted actuarial methods principally at interest rates ranging from 2.25 to 11.25 percent.

Disability income policy reserves are generally calculated using the two-year preliminary term, net level premium and fixed net premium methods, and various morbidity tables with assumed interest rates ranging from 2.50 to 5.50 percent.

Notes to Statutory Financial Statements, Continued

e. Premium and Related Expense Recognition

Life insurance premium revenue is recognized annually on the anniversary date of the policy. Annuity premium is recognized when received. Disability income premiums are recognized as revenue when due. Commissions and other costs related to issuance of new policies, and policy maintenance and settlement costs are charged to current operations when incurred.

f.  Policyholders’ Dividends

The Board of Directors annually approves dividends to be paid in the following year. These dividends are allocated to reflect the relative contribution of each group of policies to policyholders’ contingency reserves and consider investment and mortality experience, expenses and federal income tax charges. The liability for policyholders’ dividends is the estimated amount of dividends to be paid during the following calendar year.

g. Cash and Short-term Investments

The Company considers all highly liquid investments purchased with a maturity of twelve months or less to be short-term investments.

h. Policyholders’ Contingency Reserves

Policyholders’ contingency reserves represent surplus of the Company as reported to regulatory authorities and are intended to protect policyholders against possible adverse experience.

2. SURPLUS NOTES

The Company issued surplus notes of $100.0 million at 7.5 percent and $250.0 million at 7.625 percent in 1994 and 1993, respectively. These notes are unsecured and subordinate to all present and future indebtedness of the Company, policy claims and prior claims against the Company as provided by the Massachusetts General Laws. Issuance was approved by the Commissioner of Insurance of the Commonwealth of Massachusetts (“the Commissioner”).

All payments of interest and principal are subject to the prior approval of the Commissioner. Anticipated sinking fund payments are due as follows: $62.5 million in 2021, $87.5 million in 2022, $150.0 million in 2023 and $50.0 million in 2024.

Interest on the notes issued in 1994 is scheduled to be paid on March 1 and September 1 of each year, to holders of record on the preceding February 15 or August 15, respectively. Interest on the notes issued in 1993 is scheduled to be paid on May 15 and November 15 of each year, to holders of record on the preceding May 1 or November 1, respectively. Interest expense is not recorded until approval for payment is received from the Commissioner. Interest of $26.6 million was approved and paid in 2000, 1999 and 1998.

The proceeds of the notes, less a $6.7 million reserve in 1999 for contingencies associated with the issuance of the notes, are recorded as a component of the Company’s policyholders’ contingency reserves as permitted by the Commonwealth of Massachusetts Division of Insurance. The 1999 surplus note contingency reserve is included in asset valuation and other investment reserves on the Statutory Statements of Financial Position.

3. BENEFIT PLANS

The Company provides multiple benefit plans to employees, agents and retirees, including retirement plans and life and health benefits.

Retirement Plans

On June 1, 1999, the Company converted its two non-contributory defined benefit plans into a cash balance pension plan. The cash balance pension plan covers substantially all of its employees. Benefits are expressed as an account balance which is increased with pay credits and interest credits. Prior to June 1, 1999, the Company offered two non-contributory defined benefit plans covering substantially all of its employees. One plan included active employees and retirees previously employed by Connecticut Mutual Life Insurance Company (“Connecticut Mutual”) which merged with MassMutual in 1996; the other plan included all other eligible employees and retirees. Benefits were based on the employees’ years of service, compensation during the last five years of employment and estimated social security retirement benefits.

The Company accounts for these plans following Financial Accounting Standards Board Statement No. 87, “Employers’ Accounting for Pensions.” Accordingly, as permitted by the Commonwealth of Massachusetts Division of Insurance, the Company has recognized a pension asset of $283.4 million and $214.4 million at December 31, 2000 and 1999, respectively. The expense credited to operations for this plan is $58.6 million, $53.5 million and $52.5 million for 2000, 1999 and 1998, respectively. Company policy is to fund pension costs in accordance with the requirements of the Employee Retirement Income Security Act of 1974 and, based on such requirements, no funding was required for the years ended December 31, 2000 and 1999. The assets of the plans are invested in the Company’s general and separate accounts.

The Company also has defined contribution plans for employees and agents. The Company funds the plans by matching employee contributions, subject to statutory limits. Company contributions and related earnings are vested based on years of service using a graduated vesting schedule. In 1999, the Company changed its vesting schedule to 40 percent after one year of service, 80 percent after two years of service and 100 percent after three years of service.

During 1999, the Company offered an early retirement program to employees over the age of 50 with more than 10 years of service. Employees that elected this program received enhanced benefits that included an additional five years of credited service and an additional five years of attained age. Additionally, a 25% cash bonus was offered for those electing a lump sum settlement of their benefit. Employee pension benefits, including the early retirement program enhancements, are paid directly from plan assets. The Company recorded a $78.9 million reduction to Policyholders’ Contingency Reserves in 1999, as a result of these benefit plan enhancements.

Life and Health

Life and health insurance benefits are provided to employees and agents through group insurance contracts. Substantially all of the Company’s employees and agents may become eligible for continuation of certain of these benefits if they retire as active employees or agents of the Company. The Company adopted the NAIC accounting standard for post retirement life and health benefit costs, requiring these benefits to be accounted for using the accrual method for employees and agents eligible to retire and current retirees. The initial transition obligation of $137.9 million is being amortized over twenty years through 2012. At December 31, 2000 and 1999, the net unfunded accumulated benefit obligation was $166.8 million and $168.7 million, respectively, for employees and agents eligible to retire or currently retired and $29.5 million and $31.0 million, respectively, for participants not eligible to retire.

The status of the defined benefit plans as of December 31 is as follows:

	Retirement		Life and Health
	2000	1999	2000	1999
	(In Millions)
Accumulated benefit obligation at December 31	$ 822.8	$ 777.8	$ 185.4	$ 189.1
Fair value of plan assets at December 31	1,072.6	1,120.9	18.6	20.4

Funded status	$ 249.8	$ 343.1	$(166.8)	$(168.7)

Notes to Statutory Financial Statements, Continued

The following rates were used in determining the actuarial present value of the accumulated benefit obligations.

	Retirement		Life and Health
	2000	1999	2000	1999
Discount rate	7.50%	7.50%	7.50%	7.50%
Increase in future compensation levels	4.00%	4.00%	5.00%	5.00%
Long-term rate of return on assets	10.00%	9.00-10.00%	6.75%	6.75%
Assumed increases in medical cost rates in the first year	–	–	9.00%	9.00%
declining to	–	–	5.00%	5.00%
Within	–	–	5 years	5 years

A one percent increase in the annual assumed inflation rate of medical costs would increase the 2000 accumulated post retirement benefit liability and benefit expense by $9.8 million and $1.2 million, respectively. A one percent decrease in the annual assumed inflation rate of medical costs would decrease the 2000 accumulated post retirement benefit liability and benefit expense by $8.9 million and $1.1 million, respectively.

The net expense charged to operations for all employee benefit plans was $15.8 million in 2000, $28.9 million in 1999 and $32.1 million in 1998.

4. FEDERAL INCOME TAXES

Provision for federal income taxes is based upon the Company’s estimate of its tax liability. No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. Accordingly, the reporting of miscellaneous temporary differences, such as reserves and policy acquisition costs, and of permanent differences such as equity tax, resulted in effective tax rates which differ from the statutory tax rate.

The Company plans to file its 2000 federal income tax return on a consolidated basis with its eligible life insurance affiliates and its non-life affiliates. The Company and its eligible life affiliates and non-life affiliates are subject to a written tax allocation agreement, which allocates the group’s consolidated tax liability for payment purposes. Generally, the agreement provides that group members shall be compensated for the use of their losses and credits by other group members.

The Internal Revenue Service has completed examining the Company’s income tax returns through the year 1994 for Massachusetts Mutual and 1995 for Connecticut Mutual. The Internal Revenue Service is currently examining Massachusetts Mutual for the years 1995 through 1997 and Connecticut Mutual for its pre-merger 1996 tax year. The Company believes adjustments which may result from such examinations will not materially affect its financial position.

Components of the formula authorized by the Internal Revenue Service for determining deductible policyholder dividends have not been finalized for 2000 or 1999. The Company records the estimated effects of anticipated revisions in the Statutory Statements of Income.

Federal tax payments were $223.6 million in 2000, $82.5 million in 1999 and $152.4 million in 1998.

5. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment. In the normal course of business, the Company enters into commitments to purchase certain investments. At December 31, 2000, the Company has outstanding commitments to purchase privately placed securities, mortgage loans and real estate, which totaled $964.9 million, $394.0 million and $722.7 million, respectively.

Notes to Statutory Financial Statements, Continued

a. Bonds

The carrying value and estimated fair value of bonds are as follows:

	December 31, 2000
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 3,486.0	$ 68.9	$ 0.1	$ 3,554.8
Debt securities issued by foreign governments	42.8	0.3	2.3	40.8
Mortgage-backed securities	3,819.4	1.4	–	3,820.8
State and local governments	81.7	3.6	–	85.3
Corporate debt securities	14,690.8	46.0	145.6	14,591.2
Utilities	915.0	5.8	2.5	918.3
Affiliates	2,176.8	3.0	–	2,179.8

TOTAL	$25,212.5	$129.0	$150.5	$25,191.0

	December 31, 1999
	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(In Millions)
U. S. Treasury securities and obligations of U. S. government corporations and agencies	$ 3,870.8	$105.8	$ 99.9	$ 3,876.7
Debt securities issued by foreign governments	24.2	1.6	0.1	25.7
Mortgage-backed securities	3,468.5	64.8	93.5	3,439.8
State and local governments	295.7	12.9	11.1	297.5
Corporate debt securities	14,393.3	277.2	507.0	14,163.5
Utilities	801.6	36.7	18.5	819.8
Affiliates	1,744.3	3.9	2.9	1,745.3

TOTAL	$24,598.4	$502.9	$733.0	$24,368.3

The carrying value and estimated fair value of bonds at December 31, 2000, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.

	Carrying Value	Estimated Fair Value
	(In Millions)
Due in one year or less	$ 463.9	$ 463.7
Due after one year through five years	5,676.9	5,643.7
Due after five years through ten years	9,141.9	9,096.3
Due after ten years	3,345.6	3,401.7

	18,628.3	18,605.4
Mortgage-backed securities, including securities guaranteed by the U. S. government	6,584.2	6,585.6

TOTAL	$25,212.5	$25,191.0

Proceeds from sales of investments in bonds were $7,417.1 million during 2000, $10,621.2 million during 1999 and $11,663.4 million during 1998. Gross capital gains of $180.7 million in 2000, $103.3 million in 1999 and $331.8 million in 1998 and gross capital losses of $99.4 million in 2000, $132.0 million in 1999 and $47.3 million in 1998 were realized on those sales, portions of which were deferred into the IMR.

Notes to Statutory Financial Statements, Continued

b. Common Stocks

Common stocks had a cost of $486.7 million in 2000 and $325.0 million in 1999. Proceeds from sales of common stocks were $398.1 million during 2000, $302.3 million during 1999 and $296.8 million during 1998. Gross capital gains of $87.7 million in 2000, $65.8 million in 1999 and $78.0 million in 1998 and gross capital losses of $34.1 million in 2000, $16.2 million in 1999 and $16.3 million in 1998 were realized on these sales. Gross unrealized gains of $96.8 million in 2000 and $121.8 million in 1999 and gross unrealized losses of $96.7 million in 2000 and $60.5 million in 1999 were reported for these investments.

c. Mortgages

The Company had restructured loans with book values of $35.1 million and $81.1 million at December 31, 2000 and 1999, respectively. These loans typically have been modified to defer a portion of the contractual interest payments to future periods. Interest deferred to future periods was immaterial in 2000, 1999 and 1998.

At December 31, 2000, scheduled commercial mortgage loan maturities were as follows: 2001—$196.2 million; 2002—$479.7 million; 2003—$427.6 million; 2004—$321.3 million; 2005—$630.6 million and $3,627.3 million thereafter.

d. Other

The carrying value of investments which were non-income producing for the preceding twelve months was $113.5 million and $18.8 million at December 31, 2000 and 1999, respectively.

6. PORTFOLIO RISK MANAGEMENT

The Company uses common derivative financial instruments to manage its investment risks, primarily to reduce interest rate and duration imbalances determined in asset/liability analyses. These financial instruments described below are not recorded in the financial statements, unless otherwise noted. The Company does not hold or issue these financial instruments for trading purposes.

The notional amounts described do not represent amounts exchanged by the parties and, thus, are not a measure of the exposure of the Company. The amounts exchanged are calculated on the basis of the notional amounts and the other terms of the instruments, which relate to interest rates, exchange rates, security prices or financial or other indexes.

The Company utilizes interest rate swap agreements, options, and purchased caps and floors to reduce interest rate exposures arising from mismatches between assets and liabilities and to modify portfolio profiles to manage other risks. Under interest rate swaps, the Company agrees to an exchange, at specified intervals, between streams of variable rate and fixed rate interest payments calculated by reference to an agreed upon notional principal amount. Gains and losses realized on the termination of contracts are deferred and amortized through the IMR over the remaining life of the associated contract. Net amounts receivable and payable are accrued as adjustments to net investment income and included in other assets on the Statutory Statements of Financial Position. At December 31, 2000 and 1999, the Company had swaps with notional amounts of $10,314.5 million and $9,403.5 million, respectively.

Options grant the purchaser the right to buy or sell a security or enter into a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to fifteen years. The amounts paid for options purchased are amortized into net investment income over the life of the contract on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Gains and losses on these contracts are recorded at the expiration or termination date and are deferred and amortized through the IMR over the remaining life of the option contract. At December 31, 2000 and 1999, the Company had option contracts with notional amounts of $10,089.8 million and $11,825.5 million, respectively. The Company’s credit risk exposure was limited to the unamortized costs of $69.6 million and $76.9 million at December 31, 2000 and 1999, respectively.

Notes to Statutory Financial Statements, Continued

Interest rate cap agreements grant the purchaser the right to receive the excess of a referenced interest rate over a stated rate calculated by reference to an agreed upon notional amount. Interest rate floor agreements grant the purchaser the right to receive the excess of a stated rate over a referenced interest rate calculated by reference to an agreed upon notional amount. Amounts paid for interest rate caps and floors are amortized into net investment income over the life of the asset on a straight-line basis. Unamortized costs are included in other investments on the Statutory Statements of Financial Position. Amounts receivable and payable are accrued as adjustments to net investment income and included in the Statutory Statements of Financial Position as other assets. Gains and losses on these contracts, including any unamortized cost, are recognized upon termination and are deferred and amortized through the IMR over the remaining life of the associated cap or floor agreement. At December 31, 2000 and 1999, the Company had agreements with notional amounts of $2,883.0 million and $3,264.2 million, respectively. The Company’s credit risk exposure on these agreements is limited to the unamortized costs of $7.9 million and $11.1 million at December 31, 2000 and 1999, respectively.

The Company enters into forward U.S. Treasury, Government National Mortgage Association (“GNMA”) and Federal National Mortgage Association (“FNMA”) commitments for the purpose of managing interest rate exposure. The Company generally does not take delivery on forward commitments. These commitments are instead settled with offsetting transactions. Gains and losses on forward commitments are recorded when the commitment is closed and deferred and amortized through the IMR over the remaining life of the asset. At December 31, 2000 and 1999, the Company had U. S. Treasury, GNMA and FNMA purchase commitments which will settle during the following year with contractual amounts of $412.3 million and $175.1 million, respectively.

The Company enters into financial futures contracts for the purpose of managing interest rate exposure. The Company’s futures contracts are exchange traded with minimal credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Gains and losses on these contracts are recorded when the contract is closed and amortized through the IMR over the remaining life of the underlying asset. As of December 31, 2000, the Company had entered into financial futures contracts with contractual amounts of $992.8 million. At December 31, 1999, the Company did not have any open financial futures contracts.

The Company utilizes certain other agreements to reduce exposures to various risks. Notional amounts relating to these agreements totaled $1,002.2 million and $582.6 million at December 31, 2000 and 1999, respectively.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. This exposure is limited to contracts with a positive fair value. The amounts at risk in a net gain position were $548.3 million and $59.9 million at December 31, 2000 and 1999, respectively. The Company monitors exposure to ensure counterparties are credit worthy and concentration of exposure is minimized. Additionally, collateral positions are obtained with counterparties when considered prudent.

Notes to Statutory Financial Statements, Continued

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair values are based on quoted market prices, when available. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. These valuation techniques require management to develop a significant number of assumptions, including discount rates and estimates of future cash flow. Derived fair value estimates cannot be substantiated by comparison to independent markets or to disclosures by other companies with similar financial instruments. These fair value disclosures may not represent the amount that could be realized in immediate settlement of the financial instrument. The following table summarizes the carrying value and fair values of the Company’s financial instruments at December 31, 2000 and 1999.

	2000		1999
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(In Millions)
Financial assets:
Bonds	$25,212.5	$25,191.0	$24,598.4	$24,368.3
Common stocks	486.8	486.8	393.1	393.1
Preferred stocks	135.8	137.1	117.9	115.6
Mortgage loans	6,949.5	7,081.0	6,540.8	6,410.6
Policy loans	5,727.1	5,727.1	5,466.9	5,466.9
Cash & short-term investments	2,292.4	2,292.4	1,785.8	1,785.8

Financial liabilities:
Investment type insurance contracts	8,436.9	8,290.3	8,016.4	7,621.9

Off-balance sheet financial instruments:
Interest rate swap agreements	–	409.1	–	(137.3)
Financial options	69.6	89.3	76.9	73.8
Interest rate caps & floors	7.9	17.7	11.1	4.8
Forward commitments	–	413.6	–	174.1
Other	(5.9)	11.5	–	(20.3)

The following methods and assumptions were used in estimating fair value disclosures for financial instruments:

Bonds, common and preferred stocks: The estimated fair value of bonds and stocks is based on quoted market prices when available. If quoted market prices are not available, fair values are determined by the Company using a pricing matrix.

Mortgage loans: The estimated fair value of mortgage loans is determined from a pricing matrix for performing loans and the estimated underlying real estate value for non-performing loans.

Policy loans, cash and short-term investments: Fair values for these instruments approximate the carrying amounts reported in the Statutory Statements of Financial Position.

Investment-type insurance contracts: The estimated fair value for liabilities under investment-type insurance contracts are determined by discounted cash flow projections.

Off-balance sheet financial instruments: The fair values for off-balance sheet financial instruments are based upon market prices or prices obtained from brokers.

8. RELATED PARTY TRANSACTIONS

The Company has management and service contracts or cost sharing arrangements with various subsidiaries and affiliates whereby the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services. Fees earned under the terms of the contracts or arrangements were $241.7 million, $241.9 million, and $205.0 million for 2000, 1999 and 1998, respectively.

Various subsidiaries and affiliates provide investment advisory services for the Company. Total fees for such services were $98.8 million, $43.9 million and $40.6 million for 2000, 1999, and 1998, respectively.

Notes to Statutory Financial Statements, Continued

The Company has reinsurance agreements with its subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, including stop-loss and modified coinsurance agreements on life insurance products. Total premiums assumed on these agreements were $358.3 million in 2000, $39.2 million in 1999 and $41.3 million in 1998. Total policyholder benefits assumed on these agreements were $47.6 million in 2000, $43.8 million in 1999 and $40.6 million in 1998.

9. INVESTMENTS IN UNCONSOLIDATED SUBSIDIARIES

MassMutual has two primary insurance subsidiaries, C.M. Life Insurance Company (“C.M. Life”), which primarily writes variable annuities and universal and variable life insurance, and MML Bay State Life Insurance Company (“MML Bay State”), which primarily writes variable life and annuity business. The Company’s wholly-owned non-insurance subsidiary MassMutual Holding Company, Inc. (“MMHC”) owns subsidiaries which include retail and institutional asset management, registered broker dealer and international life and annuity operations.

The Company accounts for the value of its investments in subsidiaries at their underlying net equity. Net investment income is recorded by the Company to the extent that dividends are declared by the subsidiaries. During 2000 and 1999, the Company received $132.9 million and $100.0 million in dividends from MMHC, respectively. Operating results, less dividends declared, for such subsidiaries are reflected as net unrealized capital gains in the Statutory Statements of Changes in Policyholders’ Contingency Reserves. In the normal course of business, the Company provides specified guarantees and funding to its subsidiaries, including contributions, if needed, to C.M. Life and MML Bay State to meet regulatory capital requirements. At December 31, 2000, the Company had approximately $500.0 million of outstanding funding commitments and a $500.0 million support agreement related to credit facilities. The Company holds debt issued by MMHC and its subsidiaries of $2,034.8 million and $1,625.6 million at December 31, 2000 and 1999, respectively.

Below is summarized financial information for the unconsolidated subsidiaries as of December 31 and for the year then ended:

	2000	1999
	(In Millions)
Domestic life insurance subsidiaries:
Total revenue	$3,355.9	$1,587.3
Net loss	(5.5)	(26.1)
Assets	8,738.3	5,961.0
Liabilities	8,419.5	5,697.1

Other subsidiaries
Total revenue	$1,607.2	$1,278.9
Net income	72.4	106.7
Assets	4,992.2	3,541.8
Liabilities	4,119.6	2,847.2

10. REINSURANCE

The Company enters into reinsurance agreements with other insurance companies in the normal course of business. Premiums, benefits to policyholders and provisions for future benefits are stated net of reinsurance. The Company remains liable to the insured for the payment of benefits if the reinsurer cannot meet its obligations under the reinsurance agreements. Total premiums ceded were $160.2 million in 2000, $141.7 million in 1999 and $183.9 million in 1998.

11. BUSINESS RISKS AND CONTINGENCIES

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position, results of operations or liquidity.

Notes to Statutory Financial Statements, Continued

The Company is involved in litigation arising in and out of the normal course of business, including class action and purported class action suits which seek both compensatory and punitive damages. While the Company is not aware of any actions or allegations which should reasonably give rise to any material adverse effect, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially affect its financial position, results of operations or liquidity.

12. SUBSIDIARIES AND AFFILIATED COMPANIES

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2000, is illustrated below. The Company provides management or advisory services to these companies. Subsidiaries are wholly-owned, except as noted.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries of Massachusetts Mutual Life Insurance Company
CM Assurance Company
CM Benefit Insurance Company
C.M. Life Insurance Company
MassMutual Holding Company
MassMutual Mortgage Finance, LLC
The MassMutual Trust Company
MML Bay State Life Insurance Company
MML Distributors, LLC
Persumma Financial, LLC – 77.84%

Subsidiaries of MassMutual Holding Company
CM Property Management, Inc.
G.R. Phelps & Co., Inc.
HYP Management, Inc.
MassMutual Assignment Company
MassMutual Benefits Management, Inc.
MassMutual Funding, LLC
MassMutual Holding MSC, Inc.
MassMutual Holding Trust I
MassMutual International, Inc.
MMHC Investments, Inc.
MML Investor Services, Inc.
MML Realty Management Corporation
Urban Properties, Inc.

Subsidiaries of MassMutual Holding Trust I
Antares Capital Corporation – 80.0%
Cornerstone Real Estate Advisers, Inc.
DLB Acquisition Corporation – 98.0%
Oppenheimer Acquisition Corporation – 92.34%
Notes to Statutory Financial Statements, Continued

Subsidiaries of MassMutual International, Inc.
MassLife Seguros de Vida S. A. – 99.9%
MassMutual Asia, Limited
MassMutual (Bermuda) Ltd.
MassMutual Internacional (Argentina) S.A. – 99.9%
MassMutual International (Bermuda) Ltd.
MassMutual Internacional (Chile) S. A. – 92.5%
MassMutual International (Luxembourg) S. A. – 99.9%

Subsidiaries of MassMutual Holding MSC, Inc.
MassMutual Corporate Value Limited – 41.75%
9048-5434 Quebec, Inc.
1279342 Ontario Limited

Subsidiary of MMHC Investment, Inc.
MassMutual/Darby CBO LLC

Affiliates of Massachusetts Mutual Life Insurance Company
MML Series Investment Fund
MassMutual Institutional Funds

PART C
OTHER INFORMATION

ITEM 24.    Financial Statements and Exhibits

          (a)  Financial Statements

Financial Statements Included in Part A

          None

Financial Statements Included in Part B

              The Registrant

          No financial statements for the Separate Account have been included because as of the date of this Registration Statement, the Sub-Accounts available under the certificates had no assets.

              The Depositor

          Reports of Independent Auditors’
          Statutory Statements of Financial Position as of December 31, 2000 and 1999
          Statutory Statements of Income for the years ended December 31, 2000, 1999 and 1998
Statutory Statements of Changes in Shareholder’s Equity for the years ended December 31, 2000, 1999 and 1998
          Statutory Statements of Cash Flows for the years ended December 31, 2000, 1999 and 1998
          Notes to Statutory Financial Statements

          (b)  Exhibits

Exhibit 1	Resolution of Board of Directors of MassMutual authorizing the establishment of the Separate Account. [5]

Exhibit 2	Not Applicable.

Exhibit 3	(i) Principal Underwriting Agreement. [1]

(ii) Variable Products Dealer Agreement. [3]

(iii) Underwriting and Servicing Agreement. [1]

Exhibit 4	Individual Certificate issued under a Group Variable Deferred Annuity Contract with Flexible Purchase Payments [9]

Exhibit 5	Application Form. [9]

Exhibit 6	(i) Copy of Articles of Incorporation of MassMutual. [5]

(ii) Copy of the Bylaws of MassMutual. [5]

Exhibit 7	Not Applicable.

Exhibit 8	(a) Form of Participation Agreement with Oppenheimer Variable Account Funds. [2]

(b) Form of Participation Agreement with Panorama Series Fund, Inc. [2]

(c) Form of Participation Agreement with T. Rowe Price Equity Series, Inc. [3]

(d) Form of Participation Agreement with Fidelity Variable Insurance Products Fund II. [3]

(e) Form of Participation Agreement with American Century Variable Portfolios, Inc. [4]

(f) Form of Participation Agreement with BT Insurance Funds. [7]

(g) Form of Participation Agreement with Janus Aspen Series. [7]

(h) Form of Participation Agreement with Templeton Variable Products Series Fund. [7]

(i) Form of Participation Agreement with MFS Variable Insurance Trust. [6]

(j) Form of Participation Agreement with Calvert Variable Series, Inc. [10]

(k) Form of Participation Agreement with INVESCO Variable Investment Funds, Inc. [10]

Exhibit 9	Opinion of and Consent of Counsel. [11]

Exhibit 10	(i) Consent of Independent Auditors’, Deloitte & Touche LLP [11]

(ii) Power of Attorney for Robert J. O’Connell and Howard Gunton. [8]

(iii) Power of Attorney for Roger G. Ackerman. [4]

(iv) Powers of Attorney for all other directors and required officers. [5]

Exhibit 11	Not Applicable.

Exhibit 12	Not Applicable.

Exhibit 13	Form of Schedule of Computation of Performance. [to be filed with Post-Effective Amendment #2]

Exhibit 14	Not Applicable.

[1]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement 333-45039 filed on June 4, 1998.
[2]	Incorporated by reference to Registration Statement File No. 333-22557, filed on February 28, 1997.
[3]	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on October 20, 1998.
[4]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-45039 filed on June 4, 1998.
[5]	Incorporated by reference to Initial Registration Statement No. 333-45039 filed on January 28, 1998.
[6]	Incorporated by reference to Initial Registration Statement No. 333-65887, filed on October 20, 1998.
[7]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-80991, filed on September 20, 1999.
[8]	Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement No. 333-88503, filed on January, 2000.
[9]	Incorporated by reference to Initial Registration Statement No. 333-95851 filed on Form N-4 on February 2, 2000.
[10]	Incorporated by reference to Post-Effective No. 1 to Registration Statement No. 333-80991 filed on Form N-4 in April, 2000.
[11]	Filed herewith.

ITEM 25.    Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Roger G. Ackerman, Director One Riverfront Plaza, HQE 2 Corning, NY 14831	Corning, Inc. Chairman (since 2001) Chairman and Chief Executive Officer (1996-2000) President and Chief Operating Officer (1990-1996)

James R. Birle, Director 2 Soundview Drive Greenwich, CT 06836	Resolute Partners, LLC Chairman (since 1997), Founder (1994) President (1994-1997)

Gene Chao, Director 733 SW Vista Avenue Portland, OR 97205	Computer Projections, Inc. Chairman, President and CEO (1991-2000)

Patricia Diaz Dennis, Director 175 East Houston, Room 5-A-50 San Antonio, TX 78205	SBC Communications Inc. Senior Vice President—Regulatory and Public Affairs (since 1998) Senior Vice President and Assistant General Counsel (1995-1998)

Anthony Downs, Director 1775 Massachusetts Ave., N.W. Washington, DC 20036-2188	The Brookings Institution Senior Fellow (since 1977)

James L. Dunlap, Director 2514 Westgate Houston, TX 77019	Ocean Energy, Inc. Vice Chairman (1998-1999) United Meridian Corporation President and Chief Operating Officer (1996-1998) Texaco, Inc. Senior Vice President (1987-1996)

William B. Ellis, Director 31 Pound Foolish Lane Glastonbury, CT 06033	Yale University School of Forestry and Environmental Studies Senior Fellow (since 1995) Northeast Utilities Chairman of the Board (1993-1995) and Chief Executive Officer (1983-1993)

Robert M. Furek, Director c/o Shipman & Goodwin One American Row Hartford, CT 06103	Resolute Partners LLC Partner (since 1997) State Board of Trustees for the Hartford School System Chairman (1997-2000) Heublein, Inc. President and Chief Executive Officer (1987-1996)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Charles K. Gifford, Director 100 Federal Street, 26th Floor Boston, MA 02110	FleetBoston Financial
    President and Chief Operating Officer (since 1999)
BankBoston, N.A.
    Chairman and Chief Executive Officer (1996-1999)
    President (1989-1996)
BankBoston Corporation
    Chairman (1998-1999) and Chief Executive Officer (1995-1999)
President (1989-1996)

William N. Griggs, Director One State Street, 9th Floor New York, NY 10004	Griggs & Santow, Inc. Managing Director (since 1983)

Sheldon B. Lubar, Director 700 North Water Street, Suite 1200 Milwaukee, WI 53202	Lubar & Co. Incorporated Chairman (since 1977)

William B. Marx, Jr., Director 5 Peacock Lane Village of Golf, FL 33436-5299	Lucent Technologies Senior Executive Vice President (1996-1996) AT&T Multimedia Products Group Executive Vice President and CEO (1994-1996)

John F. Maypole, Director 55 Sandy Hook Road — North Sarasota, FL 34242	Peach State Real Estate Holding Company Managing Partner (since 1984)

Robert J. O’Connell, Director, Chairman, President and Chief Executive Officer 1295 State Street Springfield, MA 01111	MassMutual
    Chairman (since 2000), Director, President and Chief Executive
        Officer (since 1999)
American International Group, Inc.
    Senior Vice President (1991-1998)
AIG Life Companies
President and Chief Executive Officer (1991-1998)

Alfred M. Zeien, Director 300 Boylston Street, Apt. 1104 Boston, MA 02116	The Gillette Company Chairman and Chief Executive Officer (1991-1999)

Executive Vice Presidents:

Susan A. Alfano 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 2001) Senior Vice President (1996-2001)

Lawrence V. Burkett, Jr. 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President and General Counsel (since 1993)

Frederick Castellani 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 2001) Senior Vice President (1996-2001)

Name, Position, Business Address	Principal Occupation(s) During Past Five Years

Howard Gunton 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President & CFO (since 2001) Senior Vice President & CFO (1999-2001) AIG Life Insurance Co. Senior Vice President & CFO (1973-1999)

James E. Miller 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 1997 and 1987-1996) UniCare Life & Health Senior Vice President (1996-1997)

Christine M. Modie 1295 State Street Springfield, MA 01111	MassMutual
    Executive Vice President and Chief Information Officer
        (since 1999)
Travelers Insurance Company
    Senior Vice President and Chief Information Officer
        (1996-1999)
Aetna Life & Annuity
Vice President (1993-1996)

John V. Murphy 1295 State Street Springfield, MA 01111	OppenheimerFunds, Inc.
    President & Chief Operating Officer
    (since 2000)
MassMutual
    Executive Vice President (since 1997)
David L. Babson & Co., Inc.
    Executive Vice President and Chief Operating Officer
        (1995-1997)
Concert Capital Management, Inc.
Chief Operating Officer (1993-1995)

Stuart H. Reese 1295 State Street Springfield, MA 01111	David L. Babson and Co. Inc.
    President and Chief Executive Officer (since 1999)
MassMutual
    Executive Vice President and Chief Investment Officer
        (since 1999)
    Chief Executive Director-Investment Management (1997-1999)
Senior Vice President (1993-1997)

Matthew Winter 1295 State Street Springfield, MA 01111	MassMutual Executive Vice President (since 2001) Senior Vice President (1998-2001) Vice President (1996-1998)

ITEM 26.    Persons Controlled By or Under Common Control with the Depositor or Registrant

          The assets of the Registrant, under state law, are assets of MassMutual.

          The registrant may also be deemed to be under common control with other separate accounts established by MassMutual and its life insurance subsidiaries, C.M. Life Insurance Company and MML Bay State Life Insurance Company, which are registered as unit investment trusts under the Investment Company Act of 1940.

          The discussion that follows indicates those entities owned directly or indirectly by MassMutual.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

ORGANIZATIONAL SUMMARY

I.    DIRECT SUBSIDIARIES OF MASSMUTUAL—MassMutual is the sole owner of each subsidiary unless otherwise indicated.

          A.    CM Assurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

          B.    CM Benefit Insurance Company, a Connecticut corporation which operates as a life and health insurance company. This subsidiary is inactive.

          C.    C.M. Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

          D.    MML Bay State Life Insurance Company, a Connecticut corporation which operates as a life and health insurance company.

          E.    MML Distributors, LLC, a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual—99%; G.R. Phelps & Co., Inc.—1%)

          F.    MassMutual Holding Company, a Delaware corporation which operates as a holding company for certain MassMutual entities. MassMutual Holding Company is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1. G.R. Phelps & Co, Inc., a Connecticut corporation which formerly operated as a securities broker-dealer. This subsidiary is inactive and expected to be dissolved.

2. MML Investors Services, Inc., a Massachusetts corporation which operates as a securities broker-dealer. (MassMutual Holding Company—86%; G.R. Phelps & Co., Inc.—14%) .

a. MML Insurance Agency, Inc., a Massachusetts corporation which operates as an insurance broker.

1.) DISA Insurance Services of America, Inc., an Alabama corporation which operates as an insurance broker.

2.) Diversified Insurance Services of America, Inc., a Hawaii corporation which operates as an insurance broker.

3.) MML Insurance Agency of Mississippi, P.C., a Mississippi corporation which operates as an insurance broker.

4.) Insurance Agency of Nevada, Inc., a Nevada corporation which operates as an insurance broker.

5.) MML Insurance Agency of Ohio, Inc. an Ohio corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through a voting trust agreement.)

6.) MML Insurance Agency of Texas, Inc., a Texas corporation which operates as an insurance broker. (Controlled by MML Insurance Agency, Inc. through an irrevocable proxy arrangement.)

b. MML Securities Corporation, a Massachusetts corporation which operates as a “Massachusetts Security Corporation” under Section 63 of the Massachusetts General Laws.

c. MML Partners, LLC, a Delaware limited liability company which operates as a securities broker-dealer.

           3.  MassMutual Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

          a.  MassMutual Corporate Value Limited, a Cayman Islands corporation which holds a 90% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc.—46%)

b. 9048-5434 Quebec, Inc., a Canadian corporation which operates the owner of Hotel du Parc in Montreal, Quebec, Canada.

c. 1279342 Ontario Limited, a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

          4.  MassMutual Holding Trust I, a Massachusetts business trust which operates as a holding company for separately-staffed MassMutual investment subsidiaries. MassMutual Holding Trust I is the sole owner of each subsidiary unless otherwise indicated.

a. Antares Capital Corporation, a Delaware corporation which operates as a finance company. (MassMutual Holding Trust I—99%)

b. Cornerstone Real Estate Advisers, Inc., a Massachusetts corporation which operates as an investment adviser.

          1.)  Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (Cornerstone Real Estate Advisers, Inc.—50%; MML Realty Management Corporation—50%).

c. DLB Acquisition Corporation, a Delaware corporation which operates as a holding company for the David L. Babson companies (MassMutual Holding Trust I—98%).

1.) David L. Babson & Company Inc., a Massachusetts corporation which operates as an investment adviser.

a.) Charter Oak Capital Management, Inc., a Delaware corporation which operates as a manager of institutional investment portfolios. (David L. Babson & Company Inc.—80%)

b.) Babson Securities Corporation, a Massachusetts corporation which operates as a securities broker-dealer.

c.) Babson-Stewart Ivory International, a Massachusetts general partnership which operates as an investment adviser. (David L. Babson & Company Inc. is one of the general partners—50%).

d. Oppenheimer Acquisition Corp., a Delaware corporation which operates as a holding company for the Oppenheimer companies (MassMutual Holding Trust I—91.91%).

1.) OppenheimerFunds, Inc., a Colorado corporation which operates as the investment adviser to the Oppenheimer Funds.

a.) Centennial Asset Management Corporation, a Delaware corporation which operates as investment adviser and general distributor of the Centennial Funds.

i.) Centennial Capital Corporation, a Delaware corporation which formerly sponsored a unit investment trust.

b.) HarbourView Asset Management Corporation, a New York corporation which operates as an investment adviser.

c.) OppenheimerFunds Distributor, Inc., a New York corporation which operates as a securities broker-dealer.

d.) Oppenheimer Partnership Holdings, Inc., a Delaware corporation which operates as a holding company.

e.) Oppenheimer Real Asset Management, Inc., a Delaware corporation which is the sub-adviser to a mutual fund investing in the commodities markets.

f.) Shareholder Financial Services, Inc., a Colorado corporation which operates as a transfer agent for mutual funds.

g.) Shareholder Services, Inc., a Colorado corporation which operates as a transfer agent for various Oppenheimer and MassMutual funds

          2.)  Trinity Investment Management Corporation, a Pennsylvania corporation and registered investment adviser which provides portfolio management and equity research services primarily to institutional clients.

3.) Oppenheimer Trust Company, a New York corporation which conducts the business of a trust company.

          5.  CM Property Management, Inc., a Connecticut corporation which serves as the general partner of Westheimer 335 Suites Limited Partnership. The partnership holds a ground lease with respect to hotel property in Houston, Texas.

6. HYP Management, Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

7. MassMutual Benefits Management, Inc., a Delaware corporation which supports MassMutual with benefit plan administration and planning services.

          8.  MMHC Investment, Inc., a Delaware corporation which is a passive investor in MassMutual/Darby CBO IM, Inc., MassMutual/Darby CBO LLC, MassMutual High Yield Partners II LLC, and other MassMutual investments.

a. MassMutual/Darby CBO IM Inc., a Delaware corporation which operates as the “LLC Manager” of MassMutual/Darby CBO LLC, a collateralized bond obligation fund. (MMHC Investment, Inc.—50%).

9. MML Realty Management Corporation, a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

          1.)  Cornerstone Office Management, LLC, a Delaware limited liability company which serves as the general partner of Cornerstone Suburban Office, L.P. (MML Realty Management Corporation—50%; Cornerstone Real Estate Advisers, Inc.—50%).

10. Urban Properties, Inc., a Delaware corporation which serves as a general partner of real estate limited partnerships and as a real estate holding company.

          11.  MassMutual International, Inc., a Delaware corporation which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International, Inc. is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a. MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company.

1.) MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent.

           2.)  MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 60% by MassMutual Asia Limited and 20% each by MassMutual Services Limited and MassMutual Guardian Limited).

3.) Protective Capital (International) Limited, a corporation organized in Hong Kong which operates as a mandatory provident funds intermediary.

4.) MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

5.) MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive.

b. MassMutual Internacional (Argentina) S.A., a corporation organized in the Argentine Republic which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.) MassMutual Services S.A., a corporation organized in the Argentine Republic which operates as a service company. (MassMutual Internacional (Argentina) S.A.—99%; MassMutual International, Inc.—1%)

c. MassMutual Internacional (Chile) S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

1.) Mass Seguros de Vida S.A., a corporation organized in the Republic of Chile which operates as a life insurance company. (MassMutual Internacional (Chile) S.A.—33.5%)

2.) Origen Inversiones S.A., a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual Internacional (Chile) S.A.—33.5%)

a.) Compañia de Seguros Vida Corp S.A., corporation organized in the Republic of Chile which operates as an insurance company. (Origen Inversiones S.A.—99%)

d. MassMutual International (Bermuda) Ltd., a corporation organized in Bermuda which operates as a life insurance company.

e. MassMutual (Bermuda) Ltd., a corporation organized in Bermuda which operates as an exempted insurance company.

          f.  MassMutual International (Luxembourg) S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company. (MassMutual International, Inc.—99%; MassMutual Holding Company—1%)

g. MassLife Seguros de Vida, S.A., a corporation organized in the Argentine Republic which operates as a life insurance company. (MassMutual International, Inc.—99.9%)

1.) Jefferson Pilot Financial Seguros de Vida, S.A., an Argentine corporation which operates as a life insurance company. (MassLife Seguros de Vida, S.A.—99%, MassMutual International, Inc.—1%)

          h.  MassMutual International Holding MSC, Inc., MassMutual International Holding MSC, Inc., a Massachusetts corporation which operates as a holding company for international and domestic operations and other investments.

12. MassMutual Funding LLC, a Delaware limited liability company which issues commercial paper.

          G.    MassMutual Mortgage Finance, LLC, a Delaware limited liability company which makes, acquires, holds and sells mortgage loans.

           H.    The MassMutual Trust Company, a federally chartered stock savings bank which performs trust services.

          I.    Persumma Financial LLC, a Delaware limited liability company which offers on-line retirement service products.

          J.    MassMutual Assignment Company, a North Carolina corporation which operates a structured settlement business.

II.    REGISTERED INVESTMENT COMPANY AFFILIATES

          Each of the following entities is a registered investment company sponsored by MassMutual or one of its affiliates.

          A.    DLB Fund Group, a Massachusetts business trust which operates as an open-end investment company advised by David L. Babson & Company Inc. MassMutual owns at least 25% of each series of shares issued by the fund.

          B.    MML Series Investment Fund, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual and certain of its affiliates.

          C.    MassMutual Corporate Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

          D.    MassMutual Institutional Funds, a Massachusetts business trust which operates as an open-end investment company. All shares issued by the trust are owned by MassMutual.

          E.    MassMutual Participation Investors, a Massachusetts business trust which operates as a closed-end investment company. MassMutual serves as investment adviser to the trust.

          F.    Panorama Series Fund, Inc., a Maryland corporation which operates as an open-end investment company. All shares issued by the fund are owned by MassMutual and certain affiliates.

ITEM 27.    Number of Participants

          Not applicable because there were no certificates sold as of the date of this Registration Statement.

ITEM 28.    Indemnification

          Article V of the Bylaws of MassMutual provide for indemnification of directors and officers as follows:

          Article V. Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, officer or employee of any organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan;

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any action, claim or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened, by reason of any alleged act, omission or otherwise while serving in any such capacity.

          Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives. Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

          Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)
any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)
any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)
any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any of such paragraphs.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of MassMutual pursuant to the foregoing provisions, or otherwise, MassMutual has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by MassMutual of expenses incurred or paid by a director, officer or controlling person of MassMutual in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, MassMutual will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 29.    Principal Underwriters

          (a)  MML Distributors, LLC, a controlled subsidiary of MassMutual, acts as principal underwriter for registered separate accounts of MassMutual, C.M. Life and MML Bay State.

           (b)  (1) MML Distributors, LLC, is the principal underwriter for the certificates. The following people are officers and member representatives of the principal underwritier.

OFFICERS AND MEMBER REPRESENTATIVES
MML DISTRIBUTORS, LLC

Kenneth M. Rickson	Member Representative G.R. Phelps & Co., Inc.	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Margaret Sperry	Member Representative Massachusetts Mutual Life Insurance Co.	1295 State Street Springfield, MA 01111-0001

John E. Forrest	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley	Vice President, Chief Legal Officer, Assistant Secretary	1295 State Street Springfield, MA 01111

Ronald E. Thomson	Vice President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

James T. Bagley	Chief Financial Officer, Treasurer	1295 State Street Springfield, MA 01111

Bruce C. Frisbie	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

John McBride	Assistant Treasurer	1295 State Street Springfield, MA 01111-0001

Ann F. Lomeli	Secretary	1295 State Street Springfield, MA 01111-0001

Eileen D. Leo	Assistant Secretary	One Monarch Place 1414 Main Street Springfield, MA 01111-0001

Robert Rosenthal	Compliance Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Barbara Upton	Registration Manager	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Peter D. Cuozzo	Variable Life Supervisor and Hartford OSJ Supervisor	140 Garden Street Hartford, CT 06154

Anne Melissa Dowling	Large Corporate Markets Supervisor	140 Garden Street Hartford, CT 06154

Paul DeSimone	Senior Vice President, Variable Annuity Supervisor	1295 State Street Springfield, MA 01111-0001

           (b)  (2) MML Investors Services, Inc. is the co-underwriter of the contracts. The following people are the officers and directors of the co-underwriter.

MML INVESTORS SERVICES, INC.
OFFICERS AND DIRECTORS

Officer	Business Address
Kenneth M. Rickson President	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Michael L. Kerley Vice President, Chief Legal Officer, Assistant Secretary, Assistant Clerk	1295 State Street Springfield, MA 01111

Ronald E. Thomson Vice President, Treasurer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Ann F. Lomeli Secretary/Clerk	1295 State Street Springfield, MA 01111

John E. Forrest Vice President National Sales Director	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Eileen D. Leo Second Vice President and Associate General Counsel, Assistant Secretary/Assistant Clerk	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

James Furlong Chief Operations Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

James T. Bagley Chief Financial Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Daniel Colarusso Chief Information Officer	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

David Deonarine Sr. Registered Options Principal	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

Steven Sampson Compliance Registered Options Principal	One Monarch Place 1414 Main Street Springfield, MA 01144-1013

John McBride Assistant Treasurer	1295 State Street Springfield, MA 01111

H. Bradford Hoffman Chief Compliance Officer	1295 State Street Springfield, MA 01111

Officer	Business Address
Gary W. Masse Retirement Services Regional Supervisor (East/Central)	221 Park Place II Coral Gables, FL 33146

Robert W. Kumming, Jr. Retirement Services Supervisor	1295 State Street Springfield, MA 01111

Stanley Label Regional Supervisor (South/West)	433 Plaza Real Suite 275 Boca Raton, FL 33432

Burvin E. Pugh, Jr. Director, Agency Field Force Supervisor Regional Supervisor	1295 State Street Springfield, MA 01111

Patrick Pearson Regional Supervisor (Central)	2218 Plumtree Drive Naperville, IL 60565

Thomas Brennaman Regional Supervisor (South)	600 Botcourt Gons Norfolk, VA 23507

Bruce Lukowiak Regional Supervisor (West)	7330 E. Mary Sharon Drive Scottsdale, AZ 85262

John P. McCloskey Regional Supervisor (East)	1295 State Street Springfield, MA 01111

Matt Winter Chairman of the Board of Directors	1295 State Street Springfield, MA 01111

Susan Alfano Director	1295 State Street Springfield, MA 01111

Lawrence V. Burkett, Jr. Director	1295 State Street Springfield, MA 01111

Howard E. Gunton Director	1295 State Street Springfield, MA 01111

Anne Melissa Dowling Director	140 Garden Street Hartford, CT 01654

Paul DeSimone Director	1295 State Street Springfield, MA 01111

Eustis Walcott Director	1295 State Street Springfield, MA 01111

           (c)  See the section captioned “Distribution” in the Statement of Additional Information.

ITEM 30.    Location of Accounts and Records

          All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant at 140 Garden Street, Hartford CT.

ITEM 31.    Management Services

          Not Applicable.

ITEM 32.    Undertakings

          a.  Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payment under the variable annuity certificates may be accepted.

          b.  Registrant hereby undertakes to include either (1) as part of any application to purchase a certificate offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

          c.  Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statement required to be made available under this Form promptly upon written or oral request.

          d.  Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the individual certificates issued under a group deferred variable annuity contract with flexible purchase payments described in this Registration Statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant, Massachusetts Mutual Variable Annuity Separate Account 4, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 1 pursuant to Rule 485(b) under the Securities Act of 1933 and has caused this Post-Effective Amendment No. 1 to Registration Statement No. 333-95851 to be signed on its behalf by the undersigned thereunto duly authorized, all in the city of Springfield and the Commonwealth of Massachusetts, on the 25 th day of April, 2001.

MASSACHUSETTS MUTUAL VARIABLE ANNUITY SEPARATE ACCOUNT 4

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
(Depositor)

/s/ ROBERT J. O’CONNELL *
By:

Robert J. O’Connell
Chairman, President and Chief Executive Officer
Massachusetts Mutual Life Insurance Company

/s/ RICHARD M. HOWE *Richard M. Howe	On April 25, 2001 as Attorney- in-Fact pursuant to powers of attorney.

          As required by the Securities Act of 1933, this Post-Effective Amendment No. 1 to Registration Statement No. 333-95851 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ ROBERT J. O’CONNELL * Robert J. O’Connell	Chairman, President and Chief Executive Officer	April 25, 2001

/s/ HOWARD GUNTON * Howard Gunton	Executive Vice President, Chief Financial Officer & Chief Accounting Officer	April 25, 2001

/s/ ROGER G. ACKERMAN * Roger G. Ackerman	Director	April 25, 2001

/s/ JAMES R. BIRLE * James R. Birle	Director	April 25, 2001

/s/ GENE CHAO * Gene Chao, Ph.D.	Director	April 25, 2001

/s/ PATRICIA DIAZ DENNIS * Patricia Diaz Dennis	Director	April 25, 2001

/s/ ANTHONY DOWNS * Anthony Downs	Director	April 25, 2001

Signature	Title	Date

/s/ JAMES L. DUNLAP * James L. Dunlap	Director	April 25, 2001

/s/ WILLIAM B. ELLIS * William B. Ellis, Ph.D.	Director	April 25, 2001

/s/ ROBERT M. FUREK * Robert M. Furek	Director	April 25, 2001

/s/ CHARLES K. GIFFORD * Charles K. Gifford	Director	April 25, 2001

/s/ WILLIAM N. GRIGGS * William N. Griggs	Director	April 25, 2001

/s/ SHELDON B. LUBAR * Sheldon B. Lubar	Director	April 25, 2001

/s/ WILLIAM B. MARX , JR .* William B. Marx, Jr.	Director	April 25, 2001

/s/ JOHN F. MAYPOLE * John F. Maypole	Director	April 25, 2001

/s/ ALFRED M. ZEIEN * Alfred M. Zeien	Director	April 25, 2001

/s/ RICHARD M. HOWE *Richard M. Howe	On April 25, 2001, as Attorney- in-Fact pursuant to powers of attorney.

REPRESENTATION BY REGISTRANT’S COUNSEL

          As attorney to the Registrant, I, James M. Rodolakis, have reviewed this Post-Effective Amendment No. 1 to Registration Statement No. 333-95851, and represent, pursuant to the requirement of paragraph (e) of Rule 485 under the Securities Act of 1933, that this Amendment does not contain disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

/s/ JAMES M. RODOLAKIS

James M. Rodolakis
Counsel

EXHIBIT INDEX

9	Opinion of and Consent of Counsel
10 (i)	Consent of Independent Auditors’, Deloitte & Touche LLP